File No. __________

As filed with the SEC on May 1, 2018

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. __

Post-Effective Amendment No.  __

(Check appropriate box or boxes)

FEDERATED INSURANCE SERIES

(Exact Name of Registrant as Specified in Charter)

1-800-341-7400

(Area Code and Telephone Number)

4000 Ericsson Drive

Warrendale, PA 15086-7561

(Address of Principal Executive Offices)

Peter J. Germain, Esquire

Federated Investors Tower

1001 Liberty Avenue

Pittsburgh, Pennsylvania 15222-3779

(Name and Address of Agent for Service)

Copies to:

Thomas Early, Esquire

Goodwin Procter LLP

601 S. Figueroa St.

41st Floor

Los Angeles, CA 90017

Acquisition of the assets of

FEDERATED MANAGED TAIL RISK FUND II

(A Portfolio of Federated Insurance Series)

By and in exchange for

Primary Shares and Service Shares

of

FEDERATED MANAGED VOLATILITY FUND II

(A Portfolio of Federated Insurance Series)

Approximate Date of Proposed Public Offering: As soon as

practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered:

Primary Shares and Service Shares

without par value, of

Federated Managed Volatility Fund II

It is proposed that this filing will become effective

On May 31, 2018 pursuant to Rule 488 under the Securities Act of 1933, as amended.

No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

Prospectus/Proxy Statement–
Please Vote Today!
Federated Managed Tail Risk Fund II–Tax-Free Reorganization
Time is of the essence. Voting only takes a few minutes and your participation is important! We recommend that you read the Prospectus/Proxy Statement in its entirety; the explanation will help you decide on the proposal.
Thank you in advance for your vote and your continued support of the Federated Funds.
Federated Managed Tail Risk Fund II (the “Fund” or “IFMTR”), a portfolio of Federated Insurance Series, will hold a special meeting of shareholders on Friday, August 3, 2018. Please refer to the enclosed Prospectus/Proxy Statement as well as the highlighted information below for details on the proposal.
Why am I being asked to vote?
Certain mutual funds are required to seek approval from shareholders for certain types of events, like the one described here and in the accompanying Prospectus/Proxy Statement. As an owner of a variable life insurance policy or variable annuity contract with a portion of your account value allocated to separate accounts investing in the Fund, you are entitled to instruct the insurance company that issued your contract or policy how to vote on this proposal, and we urge you to do so. A prompt response will save the expense of additional follow-up mailings and solicitations.
What is the proposal?
The proposal is to reorganize the Fund into Federated Managed Volatility Fund II (“IFMVF”), another portfolio of Federated Insurance Series (the “Reorganization”).
Why has the Board of Trustees recommended that I vote in favor of the proposal?
•	The Board of Trustees of the Fund, including the Independent Trustees, unanimously recommends that you vote in favor of the proposal because it believes that the Reorganization is in the best interests of the Fund and that interests of existing shareholders will not be diluted as a result of the Reorganization. IFMTR's shareholders will receive shares of a fund with greater assets, the same net expense levels, better long-term performance, and with an investment strategy better able to provide participation in up markets.
Please see the sections entitled “Summary—Reasons for the Proposed Reorganization” and “Comparison of Potential Risks and Returns: Performance Information” in the Prospectus/Proxy Statement for more information.
How will the Reorganization affect my investment?
•	The total net asset value of your investment will not change as a result of the Reorganization, and you will not have to pay any sales charge in connection with the exchange of your shares. You will receive shares of IFMVF with a total dollar value equal to the total dollar value of the IFMTR shares that you own at the time of the Reorganization.

If you own Shares in:	You will receive Shares of:
Federated Managed Tail Risk Fund II	Federated Managed Volatility Fund II
Primary Shares	Primary Shares*
Service Shares	Service Shares*

*Effective April 26, 2018, Service (S) Shares were added to IFMVF and IFMVF's existing shares were designated as Primary (P) Shares.
The Reorganization is expected to be a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

When will the Reorganization occur?
Assuming shareholder approval is obtained, the Reorganization is currently expected to occur after the close of business on Friday, August 17, 2018.
Who will pay for the Reorganization?
The Fund is being asked to bear direct proxy expenses including mailing, processing, tabulation, printing, and solicitation costs and expenses, as well as the cost associated with the printing and mailing of prospectus supplements, as applicable, that are associated with the Reorganization. The Fund is also expected to incur brokerages expenses related to the sale of any assets or the purchase of replacement securities prior to the Reorganization.
Will my current account options transfer over to my new account?
Yes. Servicing features will automatically transfer over to your IFMVF account.
What should I do in connection with the Reorganization?
Please vote your Shares today. If the Reorganization is approved, your Shares will automatically be exchanged for IFMVF Shares. Please do not attempt to make the exchange into IFMVF yourself in advance of the Reorganization.
How do I vote?
There are several ways in which you can cast your vote:
•	Online–Use the web address on the proxy or voting instruction card;
•	Telephone–Call the toll-free telephone number on the proxy or voting instruction card;
•	Mail–Complete and return the proxy or voting instruction card in the enclosed postage paid envelope; or
•	Vote in person at the August 3, 2018, meeting.
If you:
1.	Sign and return the proxy or voting instruction card without indicating a preference, your vote will be cast “for” the proposal.
2.	Do not respond at all, we may contact you by telephone to request that you cast your vote or submit your voting instructions.
Whom do I call if I have questions about this Prospectus/Proxy Statement?
Please don't hesitate to contact your Investment Professional or call us toll-free at 1-800-341-7400.
Thank you in advance for your vote and your continued support of the Federated Funds.
After careful consideration, the Board of Trustees has unanimously approved this proposal.
The Board of Trustees recommends that you read the enclosed materials carefully and vote FOR the proposal.

FEDERATED MANAGED TAIL RISK FUND II
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD AUGUST 3, 2018
TO SHAREHOLDERS OF FEDERATED MANAGED TAIL RISK FUND II:
A special meeting of shareholders of Federated Managed Tail Risk Fund II, (“IFMTR”) will be held at 4000 Ericsson Drive, Warrendale, Pennsylvania 15086-7561, at 10:00 a.m. (Eastern time), on August 3, 2018, for the following purposes:
(1)	To approve or disapprove a proposed Agreement and Plan of Reorganization pursuant to which Federated Managed Volatility Fund II (“IFMVF”), a portfolio of Federated Insurance Series would acquire all, or substantially all, of the assets of IFMTR in exchange for Primary Shares and Service Shares of IFMVF to be distributed pro rata by IFMTR to its shareholders of Primary Shares and Service Shares, respectively, in a complete liquidation and dissolution of IFMTR and to transact such other business as may properly come before the special meeting or any adjournment thereof.
Any such vote in FAVOR or AGAINST the Proposal(s) will authorize the persons named as proxies to vote accordingly in FAVOR or AGAINST any adjournment of the Special Meeting.
Please note that owners of variable annuity contracts or variable life insurance policies (“Variable Contract Owners”) who have allocated a portion of their account value to separate accounts investing in IFMTR may instruct their insurance company how to vote the shares related to their investment. Variable Contract Owners should consider themselves shareholders for purposes of these proxy materials.
The record date for determination of shareholders entitled to vote and the Variable Contract Owners entitled to provide voting instructions at the meeting has been fixed at May 31, 2018.
By Order of the Board of Trustees,

Peter J. Germain
Secretary
June 19, 2018
PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD PROMPTLY.
YOU CAN HELP THE FUND AVOID THE NECESSITY AND EXPENSE OF SENDING
FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED
PROXY OR VOTING INSTRUCTION CARD. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE MARK, SIGN,
DATE AND RETURN THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD SO THAT THE NECESSARY QUORUM
MAY BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES
NO POSTAGE IF MAILED IN THE UNITED STATES.

PROSPECTUS/PROXY STATEMENT
June 19, 2018
Acquisition of the assets of
FEDERATED MANAGED TAIL RISK FUND II
A Portfolio of Federated Insurance Series
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
By and in exchange for Shares of
FEDERATED MANAGED VOLATILITY FUND II
A Portfolio of Federated Insurance Series
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Telephone No: 1-800-341-7400
This Prospectus/Proxy Statement describes the proposal for the reorganization (the “Reorganization”) pursuant to the Agreement and Plan of Reorganization (the “Plan”), of Federated Managed Tail Risk Fund II (“IFMTR”), with and into Federated Managed Volatility Fund II (“IFMVF”). Under the Plan, IFMTR would transfer all or substantially all of its assets to IFMVF, in exchange for Shares of IFMVF. IFMVF is expected to be the accounting survivor in the Reorganization. Shares of IFMVF will be distributed pro rata by IFMTR to its shareholders in complete liquidation, dissolution and termination of IFMTR. As a result of the Reorganization, each shareholder holding Shares of IFMTR will become a shareholder of IFMVF, having a total net asset value (“NAV”) equal to the total NAV of the shareholder's holdings in IFMTR on the date of the Reorganization (the “Closing Date”). For purposes of this Prospectus/Proxy Statement, IFMTR and IFMVF may be referred to individually, as applicable, as a “Fund” and, collectively, as the “Funds.”
The Board of Trustees of IFMTR (the “Board”) has determined that the Reorganization is in the best interests of IFMTR, and that interests of the existing shareholders of IFMTR will not be diluted as a result of the Reorganization. The Board is recommending that shareholders of IFMTR approve the Reorganization Plan. Information on the rationale for the Reorganization is included in this Prospectus/Proxy Statement in the section entitled “Summary—Reasons for the Proposed Reorganization.”
The Reorganization is expected to be a tax-free reorganization for federal income tax purposes under the Internal Revenue Code of 1986, as amended (the “Code”). For information on the tax consequences of the Reorganization, see the sections entitled “Summary—Tax Consequences” and “Information about the Reorganization—Federal Income Tax Consequences” in this Prospectus/Proxy Statement.
The investment objectives of IFMTR and IFMVF are provided in the chart below. The investment objectives, policies and risks of the Funds contain a few key differences. IFMTR's fundamental investment objective is capital appreciation, which differs from IFMVF's fundamental investment objective to achieve high current income and moderate capital appreciation.
The investment strategies of the Funds are largely similar, with the exception that IFMTR pursues its investment objective by investing primarily in Underlying Funds (as defined below), whereas IFMVF, which can invest in Underlying Funds, also has an investment policy that approximately 40% of its assets (which may vary by +/- 10% in certain circumstances) will be invested directly in equity securities and 60% of its assets will be invested in fixed-income securities and other investments (including, for purposes of this discussion, Underlying Funds). The Co-Advisers (as defined below) do not believe that any such differences will materially impact the Reorganization. After the Reorganization is consummated, IFMVF, as the surviving fund, will continue to be operated in accordance with its investment objective and investment strategies. (See “Comparison of Investment Objectives, Policies and Risks.”)
Investment Objectives
IFMTR (Reorganizing Fund)	IFMVF (Surviving Fund)
Capital appreciation.	To achieve high current income and moderate capital appreciation.

This Prospectus/Proxy Statement should be retained for future reference. It sets forth concisely the information about the Funds that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus for IFMVF, dated April 30, 2018, which is incorporated herein by reference. The Statement of Additional Information dated June 19, 2018 relating to this Prospectus/Proxy Statement, contains additional information and has been filed by IFMVF with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference.
A prospectus and Statement of Additional Information (“SAI”) for IFMTR dated April 30, 2018 (File Nos.: 33-69268 and 811-8042) have been filed with the SEC and are incorporated herein by reference.
In addition, each of the following documents is incorporated by reference (legally considered to be part of the Prospectus/Proxy Statement):
1. Statement of Additional Information for IFMVF dated April 30, 2018 (File Nos. 33-69268 and 811-8042);
2. Annual Report for IFMTR dated December 31, 2017 (File Nos. 33-69268 and 811-8042); and
3. Annual Report for IFMVF dated December 31, 2017 (File Nos. 33-69268 and 811-8042).
Copies of these materials and other information about IFMTR and IFMVF may be obtained without charge by writing or calling the Funds at the addresses and telephone numbers shown on the previous pages. You can copy and review information about the Funds at the SEC's Public Reference Room in Washington, D.C. or by visiting the Fund's web site at FederatedInvestors.com. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Reports and other information about IFMTR and IFMVF are available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You may obtain paper copies of this information, after paying a duplicating fee, by electronic request to the following e-mail address: publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-1520.
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on August 3, 2018: This Prospectus/Proxy Statement is available on the Internet at the website listed on your proxy or voting instruction card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy or voting instruction cards and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUNDS.
SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUNDS ARE NOT FEDERALLY INSURED BY, GUARANTEED BY, OBLIGATIONS OF OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

SUMMARY
This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, or incorporated by reference into this Prospectus/Proxy Statement. A form of the Agreement and Plan of Reorganization (the “Plan”) pursuant to which the reorganization (the “Reorganization”) will be conducted is attached to this Prospectus/Proxy Statement as Annex A. The prospectus of IFMVF also accompanies this Prospectus/Proxy Statement.
If the proposal is approved, under the Plan, IFMTR will transfer all, or substantially all, of its assets to IFMVF in exchange for Primary Shares and Service Shares of IFMVF. IFMTR will not transfer deferred or prepaid expenses, which are not expected to be material in amount, to the extent that they do not have a continuing value to IFMVF. IFMTR will be required to discharge all of its liabilities and obligations prior to consummation of the Reorganization. In doing so, pursuant to a policy previously reviewed with the Board, IFMTR will set aside cash to satisfy its remaining liabilities, which cash would be placed in a “closed fund pool” used to pay the expenses and not be transferred to IFMVF. If, after the Closing Date, additional cash in excess of accrued expenses recorded on IFMTR's books on or before the Closing Date are received by or returned to IFMTR, such amounts would be placed into the closed fund pool to pay expenses or, if all expenses have been paid, amounts that do not impact shareholders may be retained by the Co-Advisers (as defined below) and their affiliates in accordance with the policy. Any amount impacting shareholders (i.e., that is not an expense accrual item) should be received by IFMVF as the surviving fund. Moreover, any amounts received or returned that are not retained by IFMTR's Co-Advisers (as defined below) or their affiliates should be remitted to IFMVF as the surviving fund. IFMVF is expected to be the accounting survivor of the Reorganization. IFMVF's Primary Shares and Service Shares will be distributed pro rata by IFMTR to its shareholders in complete liquidation, dissolution and termination of IFMTR. As a result of the Reorganization, each shareholder of IFMTR's Primary Shares and Service Shares will become the shareholder of Primary Shares and Service Shares of IFMVF having a total NAV equal to the total NAV of the shareholder's holdings in IFMTR on the date of the Reorganization.
REASONS FOR THE PROPOSED REORGANIZATION
IFMTR and IFMVF's portfolios are managed by Federated Global Investment Management Corp. (“Fed Global”), Federated Investment Management Company (“FIMCO”) and Federated Equity Management Company of Pennsylvania (“FEMCOPA”) (each, a “Co-Adviser” together, the “Co-Advisers” and, in certain contexts, “Adviser”). Both IFMTR and IFMVF are open-end registered investment management companies whose shares are available exclusively as fund vehicles for life insurance companies writing variable life insurance policies and variable annuity contracts.
IFMTR's investment objective is capital appreciation. IFMVF's investment objective is to achieve high current income and moderate capital appreciation.
The Reorganization was recommended to the Board because IFMTR shareholders will be reorganized into a significantly larger fund with a better long-term performance history, the same net expense levels and the ability to provide greater participation in up markets. IFMVF's ability to provide greater participation in up markets is due to the fact that IFMVF's investment strategy permits it to take long positions in equity futures contracts, whereas IFMTR is permitted to take only short positions in equity futures contracts. The Co-Advisers believe that the securities that would be acquired by IFMVF are expected to be permissible investments for IFMVF, and are consistent with its investment objective, policies and strategies. In addition, IFMVF's investment objective, policies and strategies would not change as a result of the Reorganization.
The Reorganization also is intended to be a tax-free reorganization for IFMTR and its shareholders, which would be a preferable tax result for shareholders as compared to a liquidation of IFMTR.
The Co-Advisers believe that the proposed Reorganization is in the best interest of IFMTR's and IFMVF's shareholders and that the interests of the existing IFMTR and IFMVF shareholders would not be diluted as a result of the Reorganization.
The Co-Advisers also believe that the proposed Reorganization will result in shareholders of IFMTR receiving shares in a fund with greater assets and a better long-term performance record than IFMTR.

As of March 31, 2018, IFMVF has significantly greater assets than IFMTR, as shown in the table below:
Reorganizing Fund	Share Classes	Total Net Assets (as of 03/31/2018)
Federated Managed Tail Risk Fund II	Primary Shares	$133,009,265
	Service Shares	$54,588,829
	Total Fund Assets	$187,598,094

Surviving Fund	Share Classes	Total Net Assets (as of 03/31/2018)
Federated Managed Volatility Fund II	Primary Shares*	$595,028,558
	Service Shares*	$—
	Total Fund Assets	$595,028,558
*	The addition of the Service Shares for IFMVF and the designation of IFMVF's single undesignated class as Primary Shares became effective on April 26, 2018.
In light of the above rationale and considerations, and the requirements of Rule 17a-8 under the Investment Company Act of 1940 (“1940 Act”), in considering the Reorganization, the Board took into account all factors it deemed pertinent in its business judgment, including: (i) any changes in investment objective, restrictions and policies resulting from the Reorganization; (ii) any direct or indirect tax consequences; (iii) any effect of the Reorganization on annual fund operating expenses and fees; and (iv) any fees or expenses to be borne directly or indirectly by the Funds in connection with the Reorganization. (See “Board Considerations Relating to the Reorganization.”)
With respect to Reorganization-related expenses:
•	IFMTR will pay direct proxy expenses, including mailing, processing, tabulation, printing and solicitation costs and expenses, as well as the cost associated with printing and mailing of prospectus supplements, as applicable, associated with the Reorganization estimated at $30,000, or $0.0008 per share;
•	IFMTR is expected to incur brokerage expenses of $50,000, or $0.0013 per share, related to the sale of any assets prior to the proposed Reorganization or the purchase of replacement securities;
•	The Co-Advisers will pay the other direct and indirect expenses of the Reorganization on behalf of IFMTR (consisting primarily of legal and accounting fees), except that IFMTR will pay the estimated direct proxy, supplement and brokerage expenses;
•	The effect on the net asset value of IFMTR as a result of the payment of the direct proxy, supplement and brokerage expenses would be approximately $0.0021 per share; and
•	There will be no dilution to shareholders as a result of the Reorganization, because each IFMTR shareholder will become the owner of shares of IFMVF having a total net asset value equal to the total net asset value of his or her holdings in IFMTR on the date of the Reorganization.
In sum, IFMTR shareholders will be receiving shares in a fund that is more viable with greater assets and generally better long-term performance. IFMTR shareholders also will be receiving shares of IFMVF in a Reorganization transaction that is intended to be tax-free and therefore will experience a more preferable tax result as compared to a liquidation of IFMTR.
According to the Co-Advisers, the proposed Reorganization is in the best interest of IFMVF's shareholders because IFMVF will benefit from the increase in its assets resulting from the Reorganization, which could have the potential for greater efficiencies and the ability to spread relative fixed costs over a larger asset base. In addition, IFMVF's total gross expenses (before the waiver or reimbursement of any fees or expense) for each share class are lower than those of IFMTR and the advisory fees and total net expense ratios for each of the Funds is the same. Following the Reorganization, it is expected that the pro forma net expenses of IFMVF for each share class will be the same as those of IFMVF
By contrast, the Co-Advisers and their affiliates, with respect to IFMTR, will benefit from the Reorganization as a result of (i) the liquidation, dissolution and termination of IFMTR in connection with the Reorganization, which eliminates the need to “subsidize” IFMTR, and (ii) the increase in the assets of IFMVF (which would increase asset-based fee revenue for the Co-Advisers and their affiliates with respect to IFMVF). Except for these two benefits, the Co-Advisers and their affiliates would not receive a monetary benefit from the Reorganization. In considering these benefits to the Co-Advisers, with respect to IFMTR, the Co-Advisers believe consideration should be given to the fact that, instead of reorganizing

IFMTR in a transaction that the Co-Advisers believe will be beneficial to IFMTR shareholders, the Co-Advisers and their affiliates could either have decided to (A) reduce their voluntary waivers on IFMTR's share classes (which could provide the Co-Advisers with the same two benefits noted above) or (B) propose to liquidate IFMTR (which could provide the Co-Advisers with the first benefit noted above–the elimination of the need to “subsidize” IFMTR).
Given the above factors, the Co-Advisers believe that the bulk of the benefits of the Reorganization favor IFMTR and its shareholders, as opposed to the Co-Advisers and their affiliates, and that, in this instance, the proposed allocation of expenses is reasonable and appropriate, and does not result in unfair dilution nor does it result in IFMTR bearing the cost of a transaction where a greater benefit will accrue to another person (such as the Co-Advisers and their affiliates).
In consideration of the foregoing and other information in this Prospectus/Proxy Statement, the Board, including a majority of the Trustees who are not “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act, has determined that participation in the Reorganization is in the best interests of IFMTR and the interests of the existing shareholders of IFMTR will not be diluted as a result of the Reorganization. Therefore, the Board has unanimously approved, and is recommending that IFMTR shareholders approve, the Reorganization of IFMTR into IFMVF.
TAX CONSEQUENCES
Tax-Free Reorganization under The Code
As a non-waivable condition to the Reorganization, each Fund will receive an opinion of counsel that the Reorganization will be considered a “tax-free reorganization” under applicable provisions of the Code, so that no gain or loss will be recognized directly as a result of the Reorganization by either Fund or by IFMTR's shareholders. To qualify, IFMVF must acquire “substantially all” of the assets of IFMTR in exchange for IFMVF shares and the assumption of specified Reorganizing Fund's liabilities (if any), IFMTR must liquidate completely as a result of the Reorganization and distribute IFMVF shares to IFMTR's shareholders, and IFMVF must either (1) use a “significant portion” of the IFMTR's historic assets in a business (the “asset continuity” test), or (2) continue IFMTR's “historic business” (the “business continuity” test). The Co-Advisers intend to satisfy the requirements of the Code for tax-free reorganizations under the business continuity test. To satisfy the business continuity test, IFMVF must continue a significant historic business of IFMTR, which generally requires that, on the date of the Reorganization, at least one-third of IFMTR's assets must meet IFMVF's investment objectives, strategies, policies, risks and restrictions, and that IFMTR did not alter its portfolio in connection with the Reorganization to meet the one-third threshold. IFMVF may, but is not required to, retain a certain portion of IFMTR's portfolio securities post-Reorganization.
The Co-Advisers believe that the Reorganization will qualify as a tax-free reorganization. IFMTR will be required to discharge all of its liabilities and obligations prior to consummation of the Reorganization. IFMTR may dispose of a limited number of securities prior to the Reorganization, to better align the portfolios of IFMTR and IFMVF. To the extent that any transition of portfolio securities is required in connection with the Reorganization, it is anticipated that IFMTR will incur transaction expenses associated with the disposition of portfolio securities. IFMTR will likely replace a portion of its investments in the Underlying Funds with direct investments in either equity or fixed income securities prior to the Reorganization. IFMTR does not expect there to be any brokerage costs associated with the redemption of its holdings in the Underlying Funds and therefore anticipates that the substantial majority of the estimated brokerage costs will be incurred as the result of the purchase of the replacement equity or fixed income securities. These brokerage costs, which will be borne by IFMTR, are currently estimated to be approximately $50,000, or $0.0013 per share, though the actual amount may vary depending upon the number of transactions executed.
The approval, and consummation, of the Reorganization also is contingent upon the receipt of a tax opinion (to be issued by K&L Gates LLP) addressed to IFMTR and IFMVF to the effect that the Reorganization will constitute a “reorganization” within the meaning of Section 368(a) of the Code and that IFMVF and IFMTR will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code. The tax opinion will satisfy the requirements for such legal opinion set forth in the form of Agreement and Plan of Reorganization for the Reorganization.
For a discussion of the tax consequences of variable life or annuity contracts, shareholder of the Funds (and holders of the contracts) should refer to the prospectuses or other documents they received when they purchased their variable life or variable annuity contracts. Variable life and variable annuity contracts purchased through insurance company separate accounts generally provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability for the contract holder. Accordingly, if any gain were realized by a shareholder as a result of the Reorganization which would otherwise be subject to federal income tax, it would not be subject to such current tax. In addition, the Reorganization is expected to qualify as a tax-free reorganization under Section 368(a) of the Code, and it is expected that there will be no adverse tax consequences to the contract holders as a result of the Reorganization.

Distributions and the Treatment of Capital Loss Carryforwards and Realized Gains
As noted above, shareholders will not incur capital gains or losses on the exchange of shares of IFMTR for shares of IFMVF as a result of the Reorganization. However, shareholders will incur capital gains or losses if they sell their shares of IFMTR before the Reorganization becomes effective or sell/exchange their shares of IFMVF after the Reorganization becomes effective. Shareholders also will be responsible for tax obligations associated with monthly, periodic or other dividend or capital gains distributions that occur prior to and after the Reorganization.
For example, shareholders will be responsible for any taxes payable in connection with taxable distributions made, if any, by IFMTR immediately prior to the Reorganization. These distributions may include capital gains realized on dispositions of portfolio securities in the ordinary course of business or in connection with the Reorganization. At the time of the Reorganization, it is anticipated that IFMTR will transfer most, if not all, of its then existing portfolio to IFMVF pursuant to the Reorganization. As of the Closing Date, if any such dispositions of portfolio securities from the portfolio of IFMTR result in IFMTR having a net capital gain, such capital gain will be distributed to shareholders as a taxable distribution prior to the Reorganization being consummated. As noted above, IFMTR expects to replace a portion of its investment in Underlying Funds with direct positions in equity or fixed income securities prior to the Reorganization. Consequently, brokerage costs incurred in connection with the Reorganization and the repositioning of IFMTR's portfolio are expected to be $50,000, or $0.0013 per share. IFMTR anticipates that the substantial majority of the expected brokerage costs will be incurred as the result of the purchase of direct positions in equity or fixed-income securities.
As of December 31, 2017, its most recent fiscal year end, IFMTR had capital loss carryforwards totaling approximately $15,384,908 of which none will expire on or before the anticipated Closing Date.
As of March 29, 2018, IFMTR had estimated year-to-date realized gains of approximately $797,363, and net unrealized gains (loss) of approximately $(10,057,463).
In comparison, IFMVF had capital loss carryforwards totaling $5,604,437 as of December 31, 2017, its most recent fiscal year end.
As of March 29, 2018, IFMVF had estimated year-to-date realized gains of approximately $(1,741,850) and net unrealized gains of approximately $15,598,823.
Shareholders of IFMTR should consult their tax advisors regarding the federal, state and local tax treatment and implications of the Reorganization in light of their individual circumstances.
THE BOARD OF TRUSTEES OF IFMTR UNANIMOUSLY RECOMMENDS THAT YOU
VOTE “FOR” THE APPROVAL OF THE REORGANIZATION.
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RISKS
This section will help you compare the investment objectives, policies and risks of the Funds. The investment objectives, policies and risks of the Fund contain a few key differences. IFMTR's fundamental investment objective is capital appreciation, which differs from IFMVF's fundamental investment objective to achieve high current income and moderate capital appreciation.
Although the investment objectives and certain of the investment limitations of the Funds are different, the broad investment strategies of IFMTR and IFMVF are largely similar, with the exception that IFMTR pursues its investment objective by investing primarily in Underlying Funds, whereas IFMVF, which can invest in Underlying Funds, including ETFs, also has an investment policy that approximately 40% of its assets (which may vary by +/- 10% in certain circumstances) will be invested directly in equity securities and 60% of its assets will be invested in fixed-income securities and other investments (including, for purposes of this discussion, Underlying Funds). The Co-Advisers do not believe that any such differences will materially impact the Reorganization. After the Reorganization is consummated, IFMVF, as the surviving fund, will continue to be operated in accordance with its investment objective and investment strategies.
The following chart summarizes the investment objectives and policies of IFMTR and IFMVF. Please be aware that the foregoing is only a summary, and this section is only a brief discussion. More complete information may be found in each Fund's prospectus.

INVESTMENT OBJECTIVES AND POLICIES
IFMTR (Reorganizing Fund)	IFMVF (Surviving Fund)
The Fund's fundamental investment objective is capital appreciation.	The Fund's fundamental investment objective is to achieve high current income and moderate capital appreciation.
Under normal market conditions, the Fund seeks to achieve a globally diversified mix of investment exposure to various asset classes by investing in various affiliated and unaffiliated underlying mutual funds, ETFs and other affiliated funds that are not offered to the public (“Underlying Funds”) and utilizing a volatility overlay strategy to attempt to manage the risk of a significant negative movement in the value of the Fund's portfolio.
The Fund may invest in securities or other investments directly.
The asset classes in which the Fund will invest include both fixed income and equity but it is anticipated that the Fund will, in an effort to maximize return, have a greater exposure to equity investments.	The Fund pursues its investment objective by investing in both equity and fixed-income securities that have high income potential.
Fed Global and FEMCOPA work collaboratively and are primarily responsible for implementing a volatility overlay strategy that involves managing the Fund's use of equity index futures and/or option contracts to attempt to limit the Fund's downside risk. Fed Global and FEMCOPA are also primarily responsible for determining the allocation of the Fund's portfolio between equity, fixed-income and other investments.
FEMCOPA and Fed Global employ an asset allocation model to structure the portfolio across multiple underlying portfolios selected based on the interplay of their return and risk profile.	Fed Global and FEMCOPA work collaboratively and are responsible for implementing a managed volatility strategy that involves managing the Fund's use of equity index futures contracts to adjust the Fund's expected volatility to a target annualized volatility. Fed Global and FEMCOPA are also primarily responsible for determining the allocation of the Fund's portfolio between the equity, fixed-income and managed volatility strategies.
With regard to the portion of the Fund allocated to Underlying Funds and other securities with a primary strategy focus in the domestic equity markets, it is anticipated that such investments will emphasize the value style of investing. FEMCOPA and Fed Global also anticipate that they will normally invest a portion of the Fund's equity allocation in Underlying Funds that primarily invest in international equity securities. The Fund's exposure to such international equity investments, whether investing in securities directly or through the use of Underlying Funds, may be allocated among various sectors, regions, particular market capitalizations and countries based on FEMCOPA's and Fed Global's view of economic and market conditions and will subject the Fund to the risks inherent in such international markets.	Regarding the Fund's equity portfolio, FEMCOPA's process for managing the equity investments will be to over or underweight positions in mid- to large cap value companies based upon the Adviser's quantitative analysis of the securities.
The analysis seeks to identify securities likely to have predictable returns based on a number of strategies such as valuation, market sentiment, profitability and capital use.
Additionally, FEMCOPA seeks to purchase undervalued stocks that may increase in price as the market recognizes the company's value. The portfolio is constructed and maintained to provide a reasonable trade-off between risk and return.

IFMTR (Reorganizing Fund)	IFMVF (Surviving Fund)
The Fund may invest in certain Underlying Funds which give the Fund investment exposure to commodities. Further, FEMCOPA and Fed Global may also allocate a portion of the Fund's assets to Underlying Funds which provide short equity exposure.
FIMCO is primarily responsible for managing the fixed-income portion of the Fund's portfolio, including fixed-income securities and related derivative contracts. With respect to the Fund's investments in the fixed-income asset class, the Fund may invest in Underlying Funds that invest in loan instruments, including trade finance loan instruments, mortgage-backed securities, corporate debt securities, dollar and non-dollar-denominated international securities, including emerging market debt securities, and U.S. Treasury and U.S. government agency securities. The Fund may also invest in inflation-protected securities.
The Fund also anticipates investing in fixed-income securities directly in order to achieve the fixed income exposure it is seeking.
The Fund's investment in domestic and foreign fixed-income securities may include investments in noninvestment-grade securities, sometimes referred to as “high-yield” securities or “junk bonds,” and which may include securities with any credit rating or even potentially securities in default.
Additionally, in an attempt to limit downside risk, a volatility overlay strategy will be selectively employed during periods of historically high volatility, as measured by various market volatility measures such as the CBOE Volatility Index. The volatility overlay is designed to become more negative when there is increased market risk and therefore seeks to limit downside risk in the Fund by decreasing the Fund's exposure to the equity market during periods of increased market volatility. It is anticipated that this volatility overlay will be achieved primarily through the use of equity index futures and/or option contracts.
The Fund, or an Underlying Fund, may also use derivative contracts (such as, for example, options, swap and futures contracts) and/or hybrid instruments to implement elements of its investment strategy.	Regarding the Fund's fixed-income portfolio, FIMCO selects investments that offer high current yields or total return, primarily investment-grade debt issues, domestic noninvestment-grade debt securities (also known as “junk bonds” or “high-yield bonds”) and foreign investment-grade and noninvestment-grade fixed income securities, including emerging market debt securities.
The Fund limits the amount it may invest in a single fixed-income class up to 30% of Fund assets, expect for U.S. government securities, high-quality, investment-grade, fixed-income investments, in which the fund may invest up to 60% of its assets (and a minimum of 10% of its assets).
FIMCO does not target an average maturity or duration for the Fund's portfolio and may invest in bonds of any maturity range.
The Fund may buy or sell foreign currencies of foreign currency forwards in lieu of or in addition to non-dollar denominated fixed-income securities in order to hedge or increase or decrease its exposure to foreign interest rate and/or currency markets.
When selecting investments for the Fund, including, but not limited to bonds, emerging market debt securities and loan instruments, FIMCO can invest in securities directly or in other investment companies, including funds advised by FIMCO.
Regarding the Fund's managed volatility strategy, Fed Global and FEMCOPA will primarily use equity index futures contracts (a type of derivative) to target an annualized volatility level for the Fund of approximately 10%. The Fund's strategy of managing volatility to a target range seeks to reduce the expected volatility of the Fund's entire portfolio in high volatility environments and to increase the expected volatility of the Fund's entire portfolio in low volatility environments.
To implement the managed volatility strategy, Fed Global and FEMCOPA will buy equity index futures contracts in order to seek to raise the Fund's expected volatility level and sell equity index futures contracts to hedge the Fund's entire portfolio and lower the Fund's expected volatility level.
Regarding the composition of the Fund's portfolio, under normal conditions, it is anticipated that approximately 40% of the Fund's assets will be invested directly into equity securities and 60% of the Fund's assets will be invested in fixed-income securities and other investments.
Fed Global and FEMCOPA may vary this allocation by +/- 10% for each asset class depending upon their economic and market outlook, as well as a result of favorable investment opportunities.

INVESTMENT OBJECTIVES AND POLICIES (continued)
IFMTR (Reorganizing Fund)	IFMVF (Surviving Fund)
TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives.	TEMPORARY INVESTMENTS

The Fund may temporarily depart from its principal investment strategies by investing its assets in shorter-term debt securities and similar obligations or holding cash. It may do this in response to unusual circumstances, such as: adverse market, economic or other conditions (for example, to help avoid potential losses, or during periods when there is a shortage of appropriate securities); to maintain liquidity to meet shareholder redemptions; or to accommodate cash inflows. It is possible that such investments could affect the Fund's investment returns and/or the ability to achieve the Fund's investment objectives. Additionally, although an annualized volatility level of 10% is normally targeted for the Fund, the Co-Advisers under certain market conditions may target a lower volatility level for the Fund.
COMPARISON OF RISKS
The principal investment risks of both Funds are provided in the chart below. Because each Fund has different investment objectives and certain investment policies, certain of their principal risks will be different.
These similarities and differences are outlined below. As with all mutual funds, there is no guarantee the Funds will achieve their investment objectives. All mutual funds take investment risks. Therefore, it is possible to lose money by investing in either Fund. An investment in any Fund is not insured or guaranteed by any bank or by the Federal Deposit Insurance Corporation or any other government agency.
IFMTR Risks	IFMVF Risks
Stock Market Risk: The value of equity securities in the Fund's portfolio will fluctuate and, as a result, the Fund's Share price may decline suddenly or over a sustained period of time. Information publicly available about a company, whether from the company's financial statements or other disclosures or from third parties, or information available to some but not all market participants, can affect the price of a company's shares in the market. Among other factors, equity securities may decline in value because of an increase in interest rates or changes in the stock market. Recent and potential future changes in industry and/or economic trends, as well as changes in monetary policy made by central banks and/or their governments, also can affect the level of interest rates and contribute to the development of or increase in volatility, illiquidity, shareholder redemptions and other adverse effects (such as a decline in a company's stock price), which could negatively impact the Fund's performance.	Same.
Risk Related to Investing for Value. Due to their relatively low valuations, value stocks are typically less volatile than growth stocks. For instance, the price of a value stock may experience a smaller increase on a forecast of higher earnings, a positive fundamental development or positive market development. Further, value stocks tend to have higher dividends than growth stocks. This means they depend less on price changes for returns and may lag behind growth stocks in an up market.	Risk Related to Investing for Value. The Fund generally uses a “value” style of investing, so that the Fund's Share price may lag that of other funds using a different investment style.
Asset Allocation Risk. The Fund intends to invest in a diversified mix of asset classes to seek to manage its investment risk. The Fund's investment results will suffer if it increases allocations to a particular asset class and such asset class decreases in market value, or if it reduces allocations to a particular asset class and such asset class increases in value. This risk is in addition to the market risks associated with each of the Fund's investments. In certain conditions, the Fund may employ risk management strategies. No risk management strategies can eliminate the Fund's exposure to adverse events; at best, they can only reduce the possibility that the Fund will be affected by such events, and especially those risks that are not intrinsic to the Fund's investment program. There can be no guarantee that the Adviser will be successful in their attempts to manage the risk exposure of the Fund.	Same.
Risk of Foreign Investing. Because the Fund invests in securities issued by foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.	Same.

IFMTR Risks	IFMVF Risks
Risk of Investing in ADRs and Domestically Traded Securities of Foreign Issuers. Because the Fund may invest in American Depositary Receipts (ADRs) and other domestically-traded securities of foreign companies, the Fund's Share price may be more affected by foreign economic and political conditions, taxation policies and accounting and auditing standards than would otherwise be the case.	No corresponding prospectus risk for IFMVF.
Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.	Custodial Services and Related Investment Costs. Custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. Such markets have settlement and clearance procedures that differ from those in the United States. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of the Fund to make intended securities purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result in losses to the Fund due to a subsequent decline in value of the portfolio security. In addition, security settlement and clearance procedures in some emerging countries may not fully protect the Fund against loss of its assets.
Currency Risk. Exchange rates for currencies fluctuate daily. The combination of currency risk and stock market risk tends to make securities traded in foreign markets more volatile than securities traded exclusively in the United States.	Currency Risk. Exchange rates for currencies fluctuate daily. Accordingly, the Fund may experience increased volatility with respect to the value of its Shares and its returns as a result of its exposure to foreign currencies through direct holding of such currencies or holding of non-U.S. dollar denominated securities.
Eurozone Related Risk. A number of countries in the European Union (EU) have experienced, and may continue to experience, severe economic and financial difficulties. Additional EU member countries may also fall subject to such difficulties. These events could negatively affect the value and liquidity of the Fund's investments in euro-denominated securities and derivatives contracts, securities of issuers located in the EU or with significant exposure to EU issuers or countries.	Same.
Emerging Markets Risk. Securities issued or traded in emerging markets generally entail greater risks than securities issued or traded in developed markets. Emerging market countries may have relatively unstable governments and may present the risk of nationalization of businesses, expropriation, confiscatory taxation or, in certain instances, reversion to closed market, centrally planned economies.	Same.
Small-Cap Company Risk. The Fund may invest in small capitalization (or “small-cap”) companies. Small-cap companies may have less liquid stock, a more volatile share price, unproven track records, a limited product or service base, and limited access to capital. The above factors could make small-cap companies more likely to fail than larger companies, and increase the volatility of the Fund's portfolio, performance and Share price.	No corresponding prospectus risk for IFMVF.
Mid-Cap Company Risk. The Fund may invest in mid-capitalization (or “mid-cap”) companies. Mid-cap companies often have narrower markets, limited managerial and financial resources, more volatile performance and greater risk of failure, compared to larger, more established companies. These factors could increase the volatility of the Fund's portfolio, performance and Share price.	Same.
Large-Cap Company Risk. The Fund may invest in large capitalization (or “large-cap”) companies. In addition, large cap companies may have fewer opportunities to expand the market for their products or services, may focus their competitive efforts on maintaining or expanding their market share, and may be less capable of responding quickly to competitive challenges. These factors could result in the share price of large companies not keeping pace with the overall stock market or growth in the general economy, and could have a negative effect on the Fund's portfolio, performance and Share price.	Same.
REIT Risk. Real estate investment trusts (REITs) carry risks associated with owning real estate, including the potential for a decline in value due to economic or market conditions.	No corresponding prospectus risk for IFMVF.

IFMTR Risks	IFMVF Risks
Counterparty Credit Risk. A party to a transaction involving the Fund may fail to meet its obligations. This could cause the Fund to lose money or to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategies.	Counterparty Credit Risk. Counterparty credit risk includes the possibility that a party to a transaction involving the Fund will fail to meet its obligations. This could cause the Fund to lose the benefit of the transaction or prevent the Fund from selling or buying other securities to implement its investment strategy.
Leverage Risk. Leverage risk is created when an investment (such as a derivative transaction) exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.	Leverage Risk. Leverage risk is created when an investment, which includes, for example, an investment in a derivative contract, exposes the Fund to a level of risk that exceeds the amount invested. Changes in the value of such an investment magnify the Fund's risk of loss and potential for gain.
Exchange-Traded Funds Risk. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded). Investing in an ETF may incur additional fees and/or expenses which would, therefore, be borne indirectly by the Fund in connection with any such investment.	No corresponding prospectus risk for IFMVF.
Short Selling Risk. A short sale by the Fund or an underlying fund involves borrowing a security from a lender which is then sold in the open market. At a future date, the security is repurchased by the Fund or an underlying fund and returned to the lender. While the security is borrowed, the proceeds from the sale are deposited with the lender and the Fund may be required to pay interest and/or the equivalent of any dividend payments paid by the security to the lender. If the value of the security declines between the time the Fund or an underlying fund borrows the security and the time it repurchases and returns the security to the lender, the Fund or an underlying fund makes a profit on the difference (less any expenses the Fund is required to pay the lender). There is no assurance that a security will decline in value during the period of the short sale and make a profit for the Fund or an underlying fund. If the value of the security sold short increases between the time that the Fund or an underlying fund borrows the security and the time it repurchases and returns the security to the lender, the Fund will realize a loss on the difference (plus any expenses the Fund is required to pay to the lender). This loss is theoretically unlimited as there is no limit as to how high the security sold short can appreciate in value, thus increasing the cost of buying that security to cover a short position. The Fund or an underlying fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund or an underlying fund.	Short Selling Risk. The Fund may enter into short sales which expose the Fund to the risks of short selling. Short sales involve borrowing a security from a lender which is then sold in the open market at a future date. The security is then repurchased by the Fund and returned to the lender. Short selling allows an investor to profit from declines in prices of securities. Short selling a security involves the risk that the security sold short will appreciate in value at the time of repurchase therefore creating a loss for the Fund. The Fund may incur expenses in selling securities short and such expenses are investment expenses of the Fund.
Sector Risk. Because the Fund may allocate relatively more assets to certain industry sectors than others, the Fund's performance may be more susceptible to any developments which affect those sectors emphasized by the Fund.	Sector Risk. Sector risk is the possibility that a certain sector may underperform other sectors or the market as a whole.
Liquidity Risk. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received any credit ratings below investment-grade or are not widely held. High levels of shareholder redemptions in response to market conditions also may increase liquidity risk and may negatively impact Fund performance. Liquidity risk also refers to the possibility that the Fund may not be able to sell a security or close out a derivative contract when it wants to. If this happens, the Fund will be required to continue to hold the security or keep the position open, and the Fund could incur losses.	Liquidity Risk. Trading opportunities are more limited for fixed-income securities that have not received any credit ratings, have received ratings below investment grade or are not widely held. These features may make it more difficult to sell or buy a security at a favorable price or time. Consequently, the Fund may have to accept a lower price to sell a security, sell other securities to raise cash or give up an investment opportunity, any of which could have a negative effect on the Fund's performance. Infrequent trading of securities may also lead to an increase in their price volatility.
Risk Related to Investing for Dividend Income. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. Because a dividend is always a positive contributor to total return, dividend-paying stocks are typically less volatile than non-dividend-paying stocks. Accordingly, the Fund's performance may lag behind the general market when dividend-paying stocks are out of favor.	No corresponding prospectus risk for IFMVF.
Underlying Fund Risk. The risk that the Fund's performance is closely related to the risks associated with the securities and other investments held by underlying funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives.	No corresponding prospectus risk for IFMVF.

IFMTR Risks	IFMVF Risks
Asset-Backed Securities (ABS) Risk. The value of asset-backed securities (ABS) may be affected by certain factors such interest rate risk, credit risk, prepayment risk and the availability of information concerning the pool of underlying assets and its structure. Under certain market conditions, ABS may be less liquid and maybe difficult to value. Movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain types of ABS. ABS can also be subject to the risk of default on the underlying assets.	No corresponding prospectus risk for IFMVF.
Mortgage-Backed Securities (MBS) Risk. A rise in interest rates may cause the value of MBS held by the Fund to decline. Certain MBS issued by GSEs are not backed by the full faith and credit of the U.S. government. A non-agency MBS is subject to the risk that the value of such security will decline, because the security is not issued or guaranteed as to principal or interest by the U.S. government or a GSE. The Fund's investments in collateralized mortgage obligations (CMOs) may entail greater market, prepayment and liquidity risks than other MBS.	No corresponding prospectus risk for IFMVF.
Risk of Security Downgrades. The downgrade of the credit of a security held by the Fund may decrease its value. Fixed-income securities with lower ratings tend to have a higher probability that a borrower will default or fail to meet its payment obligations.	No corresponding prospectus risk for IFMVF.
Risk of Investing in Commodities. Because the Fund may invest in instruments (including exchange-traded funds) whose performance is linked to the price of an underlying commodity or commodity index, the Fund may be subject to the risks of investing in physical commodities. These types of risks include regulatory, economic and political developments, weather events and natural disasters, pestilence, market disruptions and the fact that commodity prices may have greater volatility than investments in traditional securities.	No corresponding prospectus risk for IFMVF.
Risk of Inflation-Protected Securities. The value of inflation-protected securities is subject to the effects of changes in market interest rates caused by factors other than inflation (“real interest rates”). If interest rates rise due to reasons other than inflation, the Fund's investment in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. Generally, when real interest rates rise, the value of inflation-protected securities will fall and the Fund's value may decline as a result of this exposure to these securities. The greatest risk occurs when interest rates rise and inflation declines. In addition, the duration of inflation-protected bonds is unstable and difficult to calculate. Also interest rates on inflation protected bonds will vary as the principal and/or interest is adjusted for inflation and may be more volatile than interest paid on ordinary bonds.	No corresponding prospectus risk for IFMVF.
Call Risk. Call risk is the possibility that an issuer may redeem a fixed-income security before maturity (a “call”) at a price below its current market price. An increase in the likelihood of a call may reduce the security's price.	No corresponding prospectus risk for IFMVF.
Risk of Loss after Redemption. The underlying funds in which the Fund invests may cause the Fund to experience delays from the time it requests a redemption to the time that such redemption is processed. The Fund bears the risk of investment loss during the period between when it requests a redemption and when the net asset value of the underlying fund is determined for purposes of payment of the redeemed shares.	Risk of Loss After Redemption. The Fund may also invest in trade finance loan instruments primarily by investing in other investment companies (which are not available for general investment by the public) that own those instruments and that are advised by an affiliate of the Adviser and are structured as an extended payment fund (EPF). In the EPF, the Fund, as shareholder, will bear the risk of investment loss during the period between when shares of such EPF are presented to the transfer agent of the EPF for redemption and when the net asset value of the EPF is determined for payment of the redeemed EPF shares (the “Redemption Pricing Date”).

IFMTR Risks	IFMVF Risks
Risk of Investing in Loans. In addition to the risks generally associated with debt instruments, such as credit, market, interest rate, liquidity and derivatives risks, bank loans are also subject to the risk that the value of the collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. The Fund's access to the collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value.	Risk of Investing in Loans. In addition to the risks generally associated with debt instruments, such as credit, market, interest rate, liquidity and derivatives risks, bank loans are also subject to the risk that the value of the collateral securing a loan may decline, be insufficient to meet the obligations of the borrower or be difficult to liquidate. The Fund's access to the collateral may be limited by bankruptcy, other insolvency laws or by the type of loan the Fund has purchased. For example, if the Fund purchases a participation instead of an assignment, it would not have direct access to collateral of the borrower. As a result, a floating rate loan may not be fully collateralized and can decline significantly in value. Loans and other forms of indebtedness may be structured such that they are not securities under securities laws. As such, it is unclear whether loans and other forms of direct indebtedness offer securities law protections, such as those against fraud and misrepresentation. In the absence of definitive regulatory guidance, while there can be no assurance that fraud or misrepresentation will not occur with respect to the loans and other investments in which the Fund invests, the Fund relies on the Adviser's research in an attempt to seek to avoid situations where fraud or misrepresentation could adversely affect the Fund.
Loan Liquidity Risk. Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss.	Loan Liquidity Risk. Loans generally are subject to legal or contractual restrictions on resale. The liquidity of loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. For example, if the credit quality of a loan unexpectedly declines significantly, secondary market trading in that loan can also decline for a period of time. During periods of infrequent trading, valuing a loan can be more difficult and buying and selling a loan at an acceptable price can be more difficult and delayed. Difficulty in selling a loan can result in a loss. Loan instruments may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of loans may require weeks to complete. Thus, transactions in loan instruments may take longer than seven days to settle. This could pose a liquidity risk to the Fund and, if the Fund's exposure to such investments is substantial, could impair the Fund's ability to meet shareholder redemptions in a timely manner. A majority of the Fund's assets are likely to be invested in assets that are considerably less liquid than debt instruments traded on national exchanges. Market quotations for such assets may be volatile and/or subject to large spreads between bid and ask prices.
Agent Insolvency Risk. In a syndicated loan, the agent bank is the bank that undertakes the bulk of the administrative duties involved in the day-to-day administration of the loan. In the event of the insolvency of an agent bank, a loan could be subject to settlement risk as well as the risk of interruptions in the administrative duties performed in the day to day administration of the loan (such as processing LIBOR calculations, processing draws, etc.).	Same.
Loan Prepayment Risk. During periods of declining interest rates or for other purposes, borrowers may exercise their option to prepay principal earlier than scheduled which may force the Fund to reinvest in lower-yielding instruments.	Same.
Issuer Credit Risk. It is possible that interest or principal on securities will not be paid when due. Such non-prepayment or default may reduce the value of the Fund's portfolio holdings, its share price and its performance.	No corresponding prospectus risk for IFMVF.
Interest Rate Risk. Prices of fixed-income securities generally fall when interest rates rise. The longer the duration of a fixed-income security, the more susceptible it is to interest rate risk. Recent and potential future changes in monetary policy made by central banks and/or their governments are likely to affect the level of interest rates.	Same.

IFMTR Risks	IFMVF Risks
Prepayment Risk. The Fund may invest in asset-backed and mortgage-backed securities, or other securities or loans, which may be subject to prepayment risk. If interest rates fall, and unscheduled prepayments on such securities accelerate, the Fund will be required to reinvest the proceeds at the lower interest rates then available.	Prepayment Risk and Extension Risk. When homeowners prepay their mortgages in response to lower interest rates, the Fund will be required to reinvest the proceeds at the lower interest rates available. Also, when interest rates fall, the price of mortgage-backed securities may not rise to as great an extent as that of other fixed-income securities. When interest rates rise, homeowners are less likely to prepay their mortgages. A decreased rate of prepayments lengthens the expected maturity of a mortgage-backed security, and the price of mortgage-backed securities may decrease more than the price of other fixed income securities when interest rates rise.
Risk Associated with Noninvestment-Grade Securities. Securities rated below investment grade, also known as junk bonds, may be subject to greater interest rate, credit and liquidity risks than investment-grade securities.	Same.
Risk Related to the Economy. The value of the Fund's portfolio may decline in tandem with a drop in the overall value of the markets in which the Fund invests and/or the stock market. Economic, political and financial conditions, or industry or economic trends and developments. may, from time to time, and for varying periods of time, cause the Fund to experience volatility, illiquidity, shareholder redemptions, or other potentially adverse effects. Among other investments, lower-grade bonds and loans may be particularly sensitive to changes in the economy.	Same.
Risks of Investing in Derivative Contracts and Hybrid Instruments. Derivative contracts and hybrid instruments involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in this Prospectus. Derivative contracts and hybrid instruments may also involve other risks described in this Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.	Risk of Investing in Derivative Contracts. Derivative contracts involve risks different from, or possibly greater than, risks associated with investing directly in securities and other traditional investments. Specific risk issues related to the use of such contracts and instruments include valuation issues, increased potential for losses and/or costs to the Fund, and a potential reduction in gains to the Fund. Each of these issues is described in greater detail in the Prospectus. Derivative contracts may also involve other risks described in the Prospectus or the Fund's Statement of Additional Information (SAI), such as stock market, interest rate, credit, currency, liquidity and leverage risks.
Technology Risk. The Adviser uses various technologies in managing the Fund, consistent with its investment objective(s) and strategy described in this Prospectus. For example, proprietary and third-party data and systems are utilized to support decision making for the Fund. Data imprecision, software or other technology malfunctions, programming inaccuracies and similar circumstances may impair the performance of these systems, which may negatively affect Fund performance.	Same.
Quantitative Modeling Risk. The Fund employs quantitative models as a management technique. These models examine multiple factors using large data sets. The results generated by quantitative analysis may perform differently than expected and may negatively affect Fund performance.	Same.

IFMTR Risks	IFMVF Risks
No corresponding prospectus risk for IFMTR.	Risk of Managed Volatility Strategy. There can be no guarantee that the Fund will maintain its target annualized volatility. Furthermore, while the volatility management portion of the strategy seeks enhanced returns with more consistent volatility levels over time, attaining and maintaining the target volatility does not ensure that the Fund will deliver enhanced returns. The Fund's managed volatility strategy may expose the Fund to losses (some of which may be sudden) that it would not have otherwise been exposed if the Fund's investment program consisted only of holding securities directly. For example, the value of the Long Equity Index Futures Positions (which generally will be up to 60% of the Fund's net asset value) may decline in value due to a decline in the level of the equity index futures, while the value of the Short Equity Index Futures Position (which generally will be up to 40% of the Fund's net asset value) may decline in value due to an increase in the level of the equity index futures.
In addition, due to the Fund's managed volatility strategy, there is a risk that the Fund may not fully participate in upside market appreciation.
The Fund will use Short Equity Index Futures Positions to hedge the Fund's long equity exposure. The Fund's losses on a Short Equity Index Futures Position could theoretically be unlimited as there is no limit as to how high the equity index futures can appreciate in value. However, such losses would tend to be offset by the appreciation of the Fund's equity holdings. The use by the Fund of Short Equity Index Futures Positions to hedge the Fund's long exposure and manage volatility within a target may not be successful.
Additionally, the Long Equity Index Futures Positions are not being held to hedge the value of the Fund's direct investments in equity securities and, as a result, these futures contracts may decline in value at the same time as the Fund's direct investments in equity securities. The Fund's managed volatility strategy also exposes shareholders to leverage risk and the risks of investing in derivative contracts
Risk of Volatility Overlay Strategy. There is always a possibility that the strategy will not work as intended. It may expose the Fund to losses that it would not have otherwise been exposed if it only invested in the equity securities. It may not fully protect the Fund against declines in the value of its portfolio securities. Use of this strategy may also expose the Fund to Risk of Investing in Derivative Contracts as well as Leverage Risk as described in this Prospectus.	No corresponding prospectus risk for IFMVF.
COMPARISON OF INVESTMENT LIMITATIONS
Each Fund has fundamental investment limitations which cannot be changed without shareholder approval. Each Fund also has non-fundamental investment limitations which may be changed by the relevant Fund's Board without shareholder approval.
The fundamental and non-fundamental investment limitations of the Funds are substantially similar, with the exception of IFMTR's investment limitation that it will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. In contrast, IFMVF has a fundamental investment policy that it may concentrate its investments in the securities of issuers in the utilities industry. Under Rule 17a-8, the Funds' investment objectives, which are different, are also considered fundamental investment limitations. Accordingly, shareholders of IFMTR will be required to approve the Reorganization because IFMTR's fundamental investment objective and certain of its fundamental investment policies are materially different from IFMVF's and could not be changed without shareholder approval.

The following chart compares the fundamental and non-fundamental investment limitations of IFMTR and IFMVF.
INVESTMENT LIMITATIONS
FUNDAMENTAL POLICIES
IFMTR (Reorganizing Fund)	IFMVF (Surviving Fund)
Diversification (fundamental)
With respect to securities comprising 75% of the value of its total assets, the Fund will not purchase securities of any one issuer (other than cash; cash items; securities issued or guaranteed by the government of the United States or its agencies or instrumentalities and repurchase agreements collateralized by such U.S. government securities; and securities of other investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of that issuer, or the Fund would own more than 10% of the outstanding voting securities of that issuer.	Diversification of Investments (fundamental) Same.
Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. For purposes of this restriction, the term concentration has the meaning set forth in the 1940 Act, any rule or order thereunder, or any SEC staff interpretation thereof. Government securities and municipal securities will not be deemed to constitute an industry.	Concentration (fundamental)
The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry, provided that the Fund may concentrate its investments in the securities of issuers in the utilities industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry.
Underwriting (fundamental)
The Fund may not underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.	Underwriting (fundamental) Same.
Investing in Commodities (fundamental)
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities. For purposes of this restriction, as a matter of non-fundamental operating policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.	Investing in Commodities (fundamental)
The Fund may not purchase or sell physical commodities, provided that the Fund may purchase securities of companies that deal in commodities.
As a matter of non-fundamental operating policy, for purposes of the commodities policy, investments in transactions involving futures contracts and options, forward currency contracts, swap transactions and other financial contracts that settle by payment of cash are not deemed to be investments in commodities.
Investing in Real Estate (fundamental)
The Fund may not purchase or sell real estate, provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein. The Fund may exercise its rights under agreements relating to such securities, including the right to enforce security interests and to hold real estate acquired by reason of such enforcement until that real estate can be liquidated in an orderly manner.	Investing in Real Estate (fundamental) Same.
Borrowing Money and Issuing Senior Securities (fundamental)
The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under the 1940 Act, any rule or order there under, or any SEC staff interpretation thereof.	Borrowing Money and Issuing Senior Securities (fundamental) The Fund may borrow money, directly or indirectly, and issue senior securities to the maximum extent permitted under 1940 Act.
Lending (fundamental)
The Fund may not make loans, provided that this restriction does not prevent the Fund from purchasing debt obligations, entering into repurchase agreements, lending its assets to broker/dealers or institutional investors and investing in loans, including assignments and participation interests.	Lending (fundamental) Same.

NON-FUNDAMENTAL POLICIES
IFMTR (Reorganizing Fund)	IFMVF (Surviving Fund)
Illiquid Securities (non-fundamental)
The Fund will not purchase securities for which there is no readily available market, or enter into repurchase agreements or purchase time deposits that the Fund cannot dispose of within seven days, if immediately after and as a result, the value of such securities would exceed, in the aggregate, 15% of the Fund's net assets.	Illiquid Securities (non-fundamental) Same.
Investing in Other Investment Companies (non-fundamental)
The Fund may invest its assets in securities of other investment companies as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. At the present time, the Fund expects that its investments in other investment companies may include shares of money market funds, including funds affiliated with the Fund's investment adviser.
The Fund may invest in the securities of affiliated money market funds as an efficient means of managing the Fund's uninvested cash.	No corresponding investment limitations for IFMVF.
Purchases on Margin (non-fundamental)
The Fund will not purchase securities on margin, provided that the Fund may obtain short-term credits necessary for the clearance of purchases and sales of securities, and further provided that the Fund may make margin deposits in connection with its use of financial options and futures, forward and spot currency contracts, swap transactions and other financial contracts or derivative instruments.	Purchases on Margin (non-fundamental) Same.
Pledging Assets (non-fundamental)
The Fund will not mortgage, pledge or hypothecate any of its assets, provided that this shall not apply to the transfer of securities in connection with any permissible borrowing or to collateral arrangements in connection with permissible activities.	Pledging Assets (non-fundamental) Same.
Borrowing (non-fundamental)
The 1940 Act permits the Fund to borrow money in amounts of up to one-third of its total assets, at the time of borrowing, from banks for any purpose (the Fund's total assets include the amounts being borrowed). To limit the risks attendant to borrowing, the 1940 Act requires the Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings, not including borrowings for temporary purposes in an amount not exceeding 5% of the value of its total assets. “Asset coverage” means the ratio that the value of the Fund's total assets (including amounts borrowed), minus liabilities other than borrowings, bears to the aggregate amount of all borrowings.	Borrowing (non-fundamental) Same.

IFMTR (Reorganizing Fund)	IFMVF (Surviving Fund)
Additional Information
In applying the concentration restriction: (a) utility companies will be divided according to their services (for example, gas, gas transmission, electric and telephone will be considered a separate industry); (b) financial service companies will be classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance will each be considered a separate industry); and (c) asset-backed securities will be classified according to the underlying assets securing such securities.
To conform to the current view of the SEC that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitations so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute “concentration.”
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.” Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.	Additional Information
For purposes of the above limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings association having capital, surplus and undivided profits in excess of $100,000,000 at the time of investment to be “cash items” and “bank instruments.” Except with respect to borrowing money, if a percentage limitations is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such limitation.
In applying the Fund's concentration restriction: (a) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; and (b) asset-backed securities will be classified according to the underlying assets securing such securities. To conform to the current view of the SEC staff that only domestic bank instruments may be excluded from industry concentration limitations, as a matter of non-fundamental policy, the Fund will not exclude foreign bank instruments from industry concentration limitation tests so long as the policy of the SEC remains in effect. In addition, investments in bank instruments, and investments in certain industrial development bonds funded by activities in a single industry, will be deemed to constitute investment in an industry, except when held for temporary defensive purposes. Investments in private activity bonds will be classified according to the non-governmental entity from which the bond's principal and interest payments are principally derived. The investment of more than 25% of the value of the Fund's total assets in any one industry will constitute “concentration.”
With respect to the Fund's stated concentration policy, the Fund is not currently concentrated in the utilities industry and has no present intention to concentrate in the utilities industry.
PROCEDURES FOR PURCHASING, REDEEMING AND EXCHANGING SHARES
The procedures for purchasing, redeeming and exchanging shares of IFMTR are substantially similar to those for purchasing, redeeming and exchanging shares of IFMVF. See the section entitled “Purchase, Redemption and Exchange Procedures” below for more information regarding these procedures.
COMPARATIVE FEE TABLES
Like all mutual funds, each Fund incurs certain expenses in its operations. These expenses include management fees, as well as the cost of maintaining accounts, administration, providing shareholder liaison and distribution services and other activities. The tables below do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
Set forth in the tables below is information regarding the fees and expenses incurred by the Primary Shares and Service Shares of IFMVF and IFMTR, and the anticipated pro forma fees for the Primary Shares and Service Shares of IFMVF after giving effect to the Reorganization. It is anticipated that IFMVF will be the accounting survivor after the Reorganization.
The total gross operating expenses of IFMVF for each share class, including gross pro forma operating expenses of IFMVF after giving effect to the Reorganization, are lower than those of IFMTR, and IFMVF's total net expenses, including on a pro forma basis, are equal on a per share class basis to those of IFMTR.

FEDERATED MANAGED TAIL RISK FUND II Primary Shares–
FEDERATED MANAGED VOLATILITY FUND II Primary shares
Fees and Expenses
This table describes: (1) the actual fees and expenses for the Primary Shares (P) of IFMTR for the fiscal year ended December 31, 2017; (2) the actual fees and expenses for the Primary Shares (P) of IFMVF for the fiscal year ended December 31, 2017; and (3) the pro forma fees and expenses of the Primary Shares (P) of IFMVF on a combined basis after giving effect to the Reorganization. The table below and the Example that follows it relate exclusively to the Shares of the Funds. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. It these had been included, your costs would be higher.
Shareholder Fees	IFMTR–P	IFMVF–P*	IFMVF–P Pro Forma Combined
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A	N/A	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A	N/A	N/A
Exchange Fee	N/A	N/A	N/A
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	0.00%[1]	None	None
Other Expenses	0.22%[2]	0.18%[2]	0.18%[2]
Acquired Fund Fees and Expenses	0.77%	0.12%	0.12%
Total Annual Fund Operating Expenses	1.74%	1.05%	1.05%
Fee Waivers and/or Expense Reimbursements	(0.69)%[3]	(0.00)%[4]	(0.00)% [4]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.05%	1.05%	1.05%
*The designation of IFMVF's single undesignated class as Primary Shares became effective on April 26, 2018.
1	IFMTR has adopted a Distribution (12b-1) Plan for its Primary Shares pursuant to which the P class of IFMTR may incur or charge a Distribution (12b-1) fee of up to a maximum amount of 0.25%. No such fee is currently incurred or charged by the P class of IFMTR. The P class of IFMTR will not incur or charge such a Distribution (12b-1) fee until such time as approved by the Fund's Board of Trustees (the “Trustees”).
2	IFMTR and IFMVF may incur or charge administrative service fees on their P class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the P class of IFMTR and IFMVF. The P class of IFMTR and IFMVF will not incur or charge such fees until such time as approved by the Trustees.
3	IFMTR's Co-Advisers and certain of their affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses and proxy-related expenses, paid by the Fund, if any) paid by IFMTR's P class (after the voluntary waivers and reimbursements) will not exceed 0.28% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2019; or (b) the date of IFMTR's next effective prospectus. While IFMTR's Co-Advisers and their affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
4	IFMVF's Co-Advisers and certain of their affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses and proxy-related expenses, paid by the Fund, if any) paid by IFMVF's P class (after the voluntary waivers and reimbursements) will not exceed 0.93% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2019; or (b) the date of IFMVF's next effective prospectus. While IFMVF's Co-Advisers and their affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) June 1, 2019 or (b) the date of IFMVF's next effective Prospectus.

Example
This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the funds' shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund's shares operating expenses (excluding any fee waivers and/or expense reimbursements) are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
IFMTR–Primary Shares	$177	$548	$944	$2,052
IFMVF–Primary Shares	$107	$334	$579	$1,283
IFMVF–Primary Shares, Pro Forma Combined	$107	$334	$579	$1,283

FEDERATED MANAGED TAIL RISK FUND II Service Shares–
FEDERATED MANAGED VOLATILITY FUND II Service shares
Fees and Expenses
This table describes: (1) the actual fees and expenses for the Service Shares (S) of IFMTR for the fiscal year ended December 31, 2017; (2) the estimated fees and expenses for the Service Shares (S) of IFMVF for the fiscal year ending December 31, 2018; and (3) the pro forma fees and expenses of the Service Shares (S) of IFMVF on a combined basis after giving effect to the Reorganization. The table below and the Example that follows it relate exclusively to the Shares of the Funds. They do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract. It these had been included, your costs would be higher.
Shareholder Fees	IFMTR–S	IFMVF–S*	IFMVF–S Pro Forma Combined
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	N/A	N/A	N/A
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	N/A	N/A	N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	N/A	N/A	N/A
Redemption Fee (as a percentage of amount redeemed, if applicable)	N/A	N/A	N/A
Exchange Fee	N/A	N/A	N/A
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.75%	0.75%	0.75%
Distribution (12b-1) Fee	0.25%	0.25%	0.25%
Other Expenses	0.22%[1]	0.18%[1,2]	0.18%[1,2]
Acquired Fund Fees and Expenses	0.77%	0.12%	0.12%
Total Annual Fund Operating Expenses	1.99%	1.30%	1.30%
Fee Waivers and/or Expense Reimbursements	(0.69)%[3]	(0.00)%[4]	(0.00)%[4]
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.30%	1.30%	1.30%
*The addition of the Service Shares for IFMVF became effective on April 26, 2018.
1	IFMTR and IFMVF may incur or charge administrative service fees on their S class up to a maximum amount of 0.25%. No such fees are currently incurred or charged by the S class of IFMTR and IFMVF. The S class of IFMTR and IFMVF will not incur or charge such fees until such time as approved by the Trustees.
2	Because the S Class is new, “Other Expenses” are based on estimated amounts for the current fiscal year.
3	IFMTR's Co-Advisers and certain of their affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses and proxy-related expenses, paid by the Fund, if any) paid by IFMTR's S class (after the voluntary waivers and reimbursements) will not exceed 0.53% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2019; or (b) the date of IFMTR's next effective prospectus. While IFMTR's Co-Advisers and their affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
4	IFMVF's Co-Advisers and certain of their affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding Acquired Fund Fees and Expenses, interest expense, extraordinary expenses and proxy-related expenses, paid by the Fund, if any) paid by IFMVF's S class (after the voluntary waivers and reimbursements) will not exceed 1.18% (the “Fee Limit”) up to but not including the later of (the “Termination Date”): (a) May 1, 2019; or (b) the date of IFMVF's next effective prospectus. While IFMVF's Co-Advisers and their affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If this Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) June 1, 2019 or (b) the date of IFMVF's next effective Prospectus.

Example
This example is intended to help you compare the cost of investing in the indicated funds with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 in the funds' shares for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that each fund's shares operating expenses (excluding any fee waivers and/or expense reimbursements) are as shown in the table above and remain the same. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
IFMTR–Service Shares	$202	$624	$1,073	$2,317
IFMVF–Service Shares	$132	$412	$713	$1,569
IFMVF–Service Shares, Pro Forma Combined	$132	$412	$713	$1,569
PORTFOLIO TURNOVER
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect each Fund's performance. During the most recent fiscal year for which audited financial information is available, IFMVF's portfolio turnover rate was 71% and IFMTR's portfolio turnover rate was 18% of the average value of each Fund's respective portfolio.
COMPARISON OF POTENTIAL RISKS AND RETURNS: PERFORMANCE INFORMATION
For the 1-, 5- and 10-year periods ended December 31, 2017, IFMVF outperformed each of IFMTR's share classes. Likewise, with respect to yearly returns, IFMVF outperformed IFMTR for each of the periods shown below, with exception of 2015 and 2010, when each of IFMTR's Primary Shares and Service Shares outperformed IFMVF. During such periods, IFMVF offered a single share class which was designated as IFMVF's Primary Shares, effective April 26, 2018
The performance information shown below will help you analyze IFMTR's and IFMVF's investment risks in light of their historical returns. The bar charts compare the potential risks and returns of investing in each Fund. The bar charts provide an indication of the risks of investing in each Fund by showing the variability of each Fund's performance on a calendar year-to-year basis.
The average annual total return tables show returns averaged over the stated periods, and include comparative performance information. The tables show how the Funds' average annual total returns for one year, five years and 10 years (or start of performance if shorter) compare to the returns of a broad-based securities market index. The average annual total returns are reduced to reflect applicable sales charges. The tables also show returns for the applicable Fund's broad-based securities market index. Index returns do not reflect taxes, sales charges, expenses or other fees that the SEC requires to be reflected in a fund's performance. The indexes are unmanaged and, unlike the Funds, are not affected by cash flows. It is not possible to invest directly in the indexes.

Federated Managed Tail Risk Fund II
Risk/Return Bar Chart–Primary Shares
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's P class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is not necessarily an indication of future results. For current performance information, contact your insurance company.
The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund's P class highest quarterly return was 12.99% (quarter ended March 31, 2012). Its lowest quarterly return was (18.40)% (quarter ended December 31, 2008).
Average Annual Total Return Table
Return Before Taxes is shown for the Fund's P class.
(For the Period Ended December 31, 2017)
	1 Year	5 Years	10 Years
P:
Return Before Taxes	10.95%	2.81%	(1.03)%
Standard & Poors 500 Index[1] (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Blended Index[2] (reflects no deduction for fees, expenses or taxes)	15.65%	7.53%	4.86%
1	Standard and Poor's 500 Index is a broad-based market index and an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2	The Blended Index is composed of 60% MSCI All Country World Index/40% Bloomberg Barclays U.S. Universal Index. The MSCI All Country World Index captures large- and mid-cap representation across 23 developed markets and 23 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set. The Bloomberg Barclays U.S. Universal Index covers USD-denominated, taxable bonds that are rated either investment-grade or high-yield.

Federated Managed Volatility Fund II
Risk/Return Bar Chart–Primary Shares
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's P class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is not necessarily an indication of future results. For current performance information, contact your insurance company.
The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund's P class highest quarterly return was 11.90% (quarter ended June 30, 2009). Its lowest quarterly return was (13.07)% (quarter ended December 31, 2008).
Average Annual Total Return Table
Return Before Taxes is shown for the Fund's P class.
(For the Period Ended December 31, 2017)
	1 Year	5 Years	10 Years
P:
Return Before Taxes	18.11%	8.26%	7.31%
Blended Index (current)[1] (reflects no deduction for fees, expenses or taxes)	7.53%	6.87%	5.57%
Blended Index(prior)[1] (reflects no deduction for fees, expenses or taxes)	9.06%	7.96%	6.92%
Standard & Poor's 500 Index[2] (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Russell 1000® Value Index[3] (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	7.10%
1	The Blended Index is comprised of 40% Russell 1000® Value Index/60% Bloomberg Barclays U.S. Aggregate Bond Index. The Fund's Co-Advisers have elected to change the Blended Index from 40% Russell 1000® Value Index/20% Bloomberg Barclays Emerging Markets USD Aggregate Index/20% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index/20% Bloomberg Barclays Mortgage Backed Securities Index to reflect the Fund's current investment strategy of the fixed income portion of the portfolio. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities. The Bloomberg Barclays Emerging Markets USD Aggregate Index tracks total returns for external-currency-denominated debt instruments of the emerging markets. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The Bloomberg Barclays Mortgage-Backed Securities Index covers agency mortgage-backed pass-through securities (both fixed rate and hybrid ARM) issued by Ginnie Mae (“GNMA”), Fannie Mae (“FNMA”) and Freddie Mac (“FHLMC”).
2	The Standard and Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Federated Managed Tail Risk Fund II
Risk/Return Bar Chart–Service Shares
The bar chart and performance table below reflect historical performance data for the Fund and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's S class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is not necessarily an indication of future results. For current performance information, contact your insurance company.
The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund's S class highest quarterly return was 13.01% (quarter ended March 31, 2012). Its lowest quarterly return was (18.59)% (quarter ended December 31, 2008).
Average Annual Total Return Table
Return Before Taxes is shown for the Fund's S class.
(For the Period Ended December 31, 2017)
	1 Year	5 Years	10 Years
S Class:
Return Before Taxes	10.67%	2.53%	0.59%
Standard & Poor's 500 Index[1] (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Blended Index[2] (reflects no deduction for fees, expenses or taxes)	15.65%	7.53%	4.86%
1	The Standard and Poor's 500 Index is a broad-based market index and an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
2	The Blended Index is comprised of 60% MSCI All Country World Index/40% Bloomberg Barclays U.S. Universal Index. The MSCI All Country World Index captures large- and mid-cap representation across 23 developed markets and 23 emerging markets countries. The index covers approximately 85% of the global investable equity opportunity set. The Bloomberg Barclays U.S. Universal Index covers USD-denominated, taxable bonds that are rated either investment-grade or high-yield.

Federated Managed Volatility Fund II
Risk/Return Bar Chart–Service Shares
The Fund's S class commenced operations on April 26, 2018. For the periods prior to the commencement of operations of the Fund's S class, the performance information shown below is for the Fund's Primary (P) class. The performance of the P class has not been adjusted to reflect the expenses applicable to the S class. The total returns of the S class would have been substantially similar to the annual returns for the P class over the same period because the classes are invested in the same portfolio of securities and would differ only to the extent the classes do not have the same expenses. It is anticipated that the expenses of the S class will be higher than those of the P class; accordingly, the performance of the S class is anticipated to be lower than the performance of the P class.
The bar chart and performance table below reflect historical data for the Fund's P class and are intended to help you analyze the Fund's investment risks in light of its historical returns. The bar chart shows the variability of the Fund's P class total returns on a calendar year-by-year basis. The Average Annual Total Return Table shows returns averaged over the stated periods, and includes comparative performance information. The Fund's performance will fluctuate, and past performance is not necessarily an indication of future results. For current performance information, contact your insurance company.
The total returns shown in the bar chart above are based upon net asset value and do not reflect the charges and expenses of a variable annuity or variable life insurance contract. If contract charges or fees had been included, the returns shown would have been lower.
Within the periods shown in the bar chart, the Fund's P class highest quarterly return was 11.90% (quarter ended June 30, 2009). Its lowest quarterly return was (13.07)% (quarter ended December 31, 2008).
Average Annual Total Return Table
Return Before Taxes is shown for the Fund's P class.
(For the Period Ended December 31, 2017)
	1 Year	5 Years	10 Years
P:
Return Before Taxes	18.11%	8.26%	7.31%
Blended Index (current)[1] (reflects no deduction for fees, expenses or taxes)	7.53%	6.87%	5.57%
Blended Index (prior)[1] (reflects no deduction for fees, expenses or taxes)	9.06%	7.96%	6.92%
Standard & Poor's 500 Index[2] (reflects no deduction for fees, expenses or taxes)	21.83%	15.79%	8.50%
Russell 1000® Value Index[3] (reflects no deduction for fees, expenses or taxes)	13.66%	14.04%	7.10%

1	The Blended Index is comprised of 40% Russell 1000® Value Index/60% Bloomberg Barclays U.S. Aggregate Bond Index. The Fund's Co-Advisers have elected to change the Blended Index from 40% Russell 1000® Value Index/20% Bloomberg Barclays Emerging Markets USD Aggregate Index/20% Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index/20% Bloomberg Barclays Mortgage Backed Securities Index to reflect the Fund's current investment strategy of the fixed income portion of the portfolio. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Value Index is constructed to provide a comprehensive and unbiased barometer for the large-cap value segment. The Russell 1000® Value Index is completely reconstituted annually to ensure new and growing equities are included and that the represented companies continue to reflect value characteristics. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities and commercial mortgage-backed securities. The Bloomberg Barclays Emerging Markets USD Aggregate Index tracks total returns for external-currency-denominated debt instruments of the emerging markets. The Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index is an issuer-constrained version of the Bloomberg Barclays U.S. Corporate High-Yield Index that measures the market of USD-denominated, noninvestment grade, fixed-rate, taxable corporate bonds. The index follows the same rules as the uncapped index but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro-rata basis. The Bloomberg Barclays Mortgage-Backed Securities Index covers agency mortgage-backed pass-through securities (both fixed rate and hybrid ARM) issued by Ginnie Mae (“GNMA”), Fannie Mae (“FNMA”) and Freddie Mac (“FHLMC”).
2	The Standard and Poor's 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
Financial Highlights
The Financial Highlights for IFMTR and IFMVF are included as Annex B to this Prospectus/Proxy Statement. The Financial Highlights will help you understand each Fund's financial performance for its past five fiscal years. Some of the information is presented on a per-share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in a Fund, assuming reinvestment of any dividends and capital gains.
For IFMTR and IFMVF, the information, has been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the Fund's audited financial statements is included in each Fund's Annual Report.
INVESTMENT ADVISERS
The Board governs the Funds. The Board has selected and oversees the Funds' Co-Advisers, Federated Global Investment Management Corp. (Fed Global), Federated Investment Management Company (FIMCO) and Federated Equity Management Company of Pennsylvania (FEMCOPA).
The Co-Advisers manage the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company (FASC), an affiliate of the Co-Advisers, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to the Co-Advisers. Federated Investors (UK) LLP (Federated UK), an affiliate of the Co-Advisers, provides certain non-discretionary credit research and analysis services regarding issuers in specified non-U.S. geographic regions (e.g., Europe), and certain non-discretionary credit research, analysis and review services regarding project and trade finance-related securities, loans, borrowers, and/or issuers, to the Co-Advisers for use by the Co-Advisers in their discretion. The fee for the FASC and Federated UK services is paid by the Co-Advisers and not by the Fund.
The address of Fed Global is 101 Park Avenue, 41st Floor, New York, NY 10178. The address of each of FASC, FIMCO and FEMCOPA is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of Federated UK is Liberty House, 222 Regent Street, London, United Kingdom W1B 5TR.
The Co-Advisers collectively provide investment research and supervision of the investments of the Fund and conduct a continuous program of investment evaluation and of appropriate sale or other disposition and reinvestment of the Fund's assets. The responsibilities of each Co-Adviser will be based on the expertise and experience of the Fund portfolio manager(s) employed by the Co-Adviser, who may share responsibilities for certain aspects of the Fund's investment program.
The Co-Advisers and other subsidiaries of Federated advise approximately 108 equity, fixed-income and money market mutual funds as well as a variety of other pooled investment vehicles, private investment companies and customized separately managed accounts (including non-U.S./offshore funds) which totaled approximately $397.6 billion in assets as of December 31, 2017. Federated was established in 1955 and is one of the largest investment managers in the United States with approximately 1,400 employees. Federated provides investment products to approximately 8,500 investment professionals and institutions.
Fed Global advises approximately 12 equity mutual funds (including sub-advised funds) as well as a variety of separately managed accounts, institutional separate accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds), which totaled approximately $11.9 billion in assets as of December 31, 2017.

FIMCO advises approximately 76 fixed-income and money market mutual funds (including sub-advised funds) and private investment companies, which totaled approximately $237.0 billion in assets as of December 31, 2017.
FEMCOPA advises approximately 18 equity mutual funds (including sub-advised funds) which totaled approximately $23.0 billion in assets as of December 31, 2017.
Portfolio Management Information
Federated Global Investment Management Company (Fed Global)
Federated Equity Management Company of Pennsylvania (FEMCOPA)
Federated Investment Management Company (FIMCO)
(investment co-advisers to both IFMTR & IFMVF)
IFMTR Portfolio Managers	IFMVF Portfolio Managers
Fed Global
James P. Gordon, Jr.
James P. Gordon, Jr., CFA, Senior Portfolio Manager has been the Fund's portfolio manager since February 2013.
Mr. Gordon is jointly responsible for the day-to-day management of the Fund. He has been with Federated since 2002; has worked in investment management since 1992; and has managed investment portfolios since 2007. Education: B.S. and M. Eng., Cornell University; M.B.A., The University of Chicago, Booth School of Business.	Fed Global
James P. Gordon, Jr.
James P. Gordon, Jr., CFA, Senior Portfolio Manager has been the Fund's portfolio manager since August 2014.
Mr. Gordon is jointly responsible for the day-to-day management of the Fund. He has been with Federated since 2002; has worked in investment management since 1992; and has managed investment portfolios since 2007. Education: B.S. and M. Eng., Cornell University; M.B.A., The University of Chicago, Booth School of Business.
FEMCOPA
Damian M. McIntyre
Damian M. McIntyre, CFA and CAIA, Portfolio Manager, has been the Fund's Portfolio Manager since January 2017 and served as associate portfolio manager since April 2015.

Mr. McIntyre is jointly responsible for the day-to-day management of the Fund. He has been with Federated since 2008; has worked in investment management since 2008; and has managed investment portfolios since 2014. Education: B.S. and M.B.A., Carnegie Mellon University.
FEMCOPA
Damian M. McIntyre
Damian M. McIntyre, CFA and CAIA, Portfolio Manager, has been the Fund's Portfolio Manager since January 2017 and served as associate portfolio manager since April 2015.
Mr. McIntyre is jointly responsible for the day-to-day management of the Fund. He has been with Federated since 2008; has worked in investment management since 2008; and has managed investment portfolios since 2014. Education: B.S. and M.B.A., Carnegie Mellon University.

FIMCO
Chengjun (Chris) Wu
Chengjun (Chris) Wu, CFA, has been the Fund's portfolio manager since April 2014.
Mr. Wu is responsible for the day-to-day management of the domestic fixed income portion of the Fund, focusing on asset allocation, interest rate strategy and security selection. He has been with Federated since 2006; has worked in investment management since 2006; and has managed investment portfolios since 2011. Education: B.S., Beijing Normal University; M.S., University of Illinois at Chicago; M.B.A., The University of Chicago, Booth School of Business.	Ian L. Miller
Ian L. Miller, CFA, Senior Portfolio Manager, has been the Fund's portfolio manager since April 2017.
Mr. Miller is jointly responsible for the day-to-day management of the Fund. He has been with Federated since 2006; has worked in investment management since 2006; and has managed investment portfolios since 2012. Education: B.S., Clarion University; M.S., The Johns Hopkins University.
FIMCO
Jerome D. Conner
Jerome D. Conner, CFA, has been the Fund's Portfolio Manager since April 2014.
Mr. Conner is responsible for the day-to-day management of the fixed income portion of the Fund, focusing on asset allocation, interest rate strategy and security selection. He has been with Federated since 2002; has worked in investment management since 1995; and has managed investment portfolios since 2010. Education: B.S., U.S. Naval Academy; M.S., Boston University.

Federated Global Investment Management Company (Fed Global)
Federated Equity Management Company of Pennsylvania (FEMCOPA)
Federated Investment Management Company (FIMCO)
(investment co-advisers to both IFMTR & IFMVF)
IFMTR Portfolio Managers	IFMVF Portfolio Managers
The Fund invests in affiliated investment companies to gain exposure to various fixed-income asset classes (including high-yield, mortgage and emerging markets). These affiliated investment companies are advised by a Co-Adviser. The performance of the Fund is directly affected by the performance of the affiliated investment companies in which the Fund invests.
The following individuals are portfolio managers of the affiliated investment companies:
FIMCO
Todd A. Abraham
Todd A. Abraham, CFA, has been the mortgage affiliated fund's portfolio manager since February 1999.
Mr. Abraham is Head of the Government/Mortgage-backed Fixed Income Group. He has been with Federated since 1993; has worked in investment management since 1993; and has managed investment portfolios since 1995. Education: B.S., Indiana University of Pennsylvania; M.B.A., Loyola College.
Mark E. Durbiano
Mark E. Durbiano, CFA, has been the high-yield affiliated fund's portfolio manager August 1993.
Mr. Durbiano is Head of the Domestic High Yield Group and Chairman of the Bond Sector Committee. He has been with Federated since 1982; has worked in investment management since 1982; and has managed investment portfolios since 1984. Education: B.A., Dickinson College; M.B.A., University of Pittsburgh.
Ihab Salib
Ihab Salib has been the emerging markets affiliated fund's portfolio manager since March of 2013.
Mr. Salib is Head of the International Fixed Income Group and Chairman of the Currency Management Committee. He has been with Federated since 1999; has worked in investment management since 1992; and has managed investment portfolios since 2002. Education: B.A., State University of New York at Stony Brook.
Additional Portfolio Manager Information
Each Fund's SAI provides information about each of the Fund's Portfolio Managers' compensation, management of other accounts and ownership of securities in the Funds.
ADVISORY FEES, SERVICE FEES, SHAREHOLDER FEES AND OTHER EXPENSES
IFMTR and IFMVF pay certain affiliated and non-affiliated service providers fees as described below. The Funds and their affiliated service providers may also pay fees as described below to certain affiliates or to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Funds. For additional information regarding the fees paid by the Funds, please see the section entitled “Summary—Comparative Fee Tables” in this Prospectus/Proxy Statement.
Investment Advisory Fees
IFMVF's investment co-advisory contract provides for payment to the Co-Advisers of an annual investment advisory fee of 0.75% of IFMVF's average daily net assets for all services provided by the Co-Advisers. The Co-Advisers may voluntarily waive a portion of the fee or reimburse IFMVF for certain operating expenses.
The Co-Advisers and their affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement.

The aggregate advisory fee paid to the Co-Advisers is 0.75%. The fee is allocated among the Co-Advisers of IFMVF as follows:
•	Federated Investment Management Company: 0.24% of the Fund's assets allocated to fixed-income securities and related investments.
•	Federated Equity Management Company of Pennsylvania: 67% of the balance of the aggregate advisory fee.
•	Federated Global Investment Management Corp.: 33% of the balance of the aggregate advisory fee.
IFMTR's investment co-advisory contract also provides for payment to the Co-Advisers of an annual investment advisory fee of 0.75% of IFMTR's average daily net assets for all services provided by the Co-Advisers. The Co-Advisers may voluntarily waive a portion of the fee or reimburse IFMVF for certain operating expenses.
The Co-Advisers and their affiliates have also agreed to certain “Fee Limits” as described in the footnote to the “Fees and Example” tables found in the “Comparative Fee Tables” section of this Prospectus/Proxy Statement.
The aggregate advisory fee paid to the Co-Advisers is 0.75%. The fee is allocated among the Co-Advisers of IFMTR as follows:
•	Federated Investment Management Company: 0.24% of the Fund's assets allocated to fixed-income securities and related investments.
•	Federated Equity Management Company of Pennsylvania: 50% of the balance of the aggregate advisory fee.
•	Federated Global Investment Management Corp.: 50% of the balance of the aggregate advisory fee.
A discussion of the Board's review of each Fund's investment co-advisory contract is available in each Fund's shareholder reports as they are produced.
Administrative Fees
Federated Administrative Services (FAS), an affiliate of the Adviser, serves as administrator to both IFMTR and IFMVF and provides certain administrative personnel and services as necessary. FAS provides these services at an annual rate based on the average aggregate daily net assets of each Fund and most of the other Federated funds advised by the Co-Advisers or their affiliates. The rate charged by FAS is based on a scale that ranges from 0.100% on assets up to $50 billion of average aggregate daily nets assets to 0.075% on assets over $50 billion.
Each Fund and its affiliated service providers may pay fees as described below to financial intermediaries (such as broker-dealers, banks, investment advisers or third-party administrators) whose customers are shareholders of the Fund.
Rule 12b-1 Fees
Federated Securities Corp. (“FSC” or the “Distributor”) is the principal distributor for shares of both Funds. IFMTR's Primary and Service shares may incur or charge a Rule 12b-1 fee of up to 0.25% of average net assets to FSC for the sale, distribution, administration and customer servicing of Fund shares. IFMTR's Primary Shares have no present intention of paying, accruing or incurring any Rule 12b-1 fees until such time as approved by its Board.
IFMVF's Service Shares may incur or charge a Rule 12b-1 fee of up to 0.25% of average net assets to FSC for the sale, distribution, administration and customer servicing of Fund shares. IFMVF's Primary Shares do not have Rule 12b-1 fees.
Administrative Service Fees
Each Fund may pay Administrative Service Fees of up to 0.25% of average net assets to insurance companies for providing services to shareholders and maintaining shareholder accounts.
IFMTR's Primary Shares and Service Shares have no present intention of paying, accruing or incurring any such fee until such time as approved by its Board.
IFMVF's Primary Shares and Service Shares have no present intention of paying, accruing or incurring any such fee until such time as approved by its Board.

Additional Payments
The Distributor may pay out of its own resources amounts to certain insurance companies that support the sale of Shares or provide services to Fund shareholders. The amounts of these payments could be significant, and may create an incentive for the insurance company or its employees or associated persons to recommend or sell Shares of the Fund to you. Not all insurance companies receive such payments, and the amount of compensation may vary by insurance company. In some cases, such payments may be made by or funded from the resources of companies affiliated with the Distributor (including the Adviser). These payments are not reflected in the fees and expenses listed in the fee table section of the Fund's Prospectus and described above because they are not paid by the Fund.
These payments are negotiated and may be based on such factors as the number or value of Shares that the insurance company sells or may sell; the value of client assets invested; or the type and nature of services or support furnished by the insurance company; or the Fund's and/or other Federated funds' relationship with the insurance company. These payments may be in addition to payments, as described above, made by the Fund to the insurance company. In connection with these payments, the insurance company may elevate the prominence or profile of the Fund and/or other Federated funds within the insurance company's organization by, for example, placement on a list of preferred or recommended funds, and/or granting the Distributor preferential or enhanced opportunities to promote the funds in various ways within the insurance company's organization. You can ask your insurance company for information about any payments it receives from the Distributor or the Fund and any services provided, as well as about fees it charges.
PURCHASE, REDEMPTION AND EXCHANGE PROCEDURES; DIVIDENDS AND DISTRIBUTIONS; TAX INFORMATION; FREQUENT TRADING; PORTFOLIO HOLDINGS DISCLOSURE POLICIES
The transfer agent and dividend-disbursing agent for each Fund is State Street Bank and Trust Company. Procedures for the purchase, redemption and exchange of IFMTR's shares are the same as those applicable to the purchase, redemption and exchange of IFMVF's shares. Reference is made to the Prospectuses of IFMTR and IFMVF, dated April 30, 2018, each of which is incorporated herein by reference, for a complete description of the purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of IFMTR's shares and IFMVF's shares, respectively. Set forth below is a brief description of the material purchase, redemption and exchange procedures applicable to purchases, redemptions and exchanges of the Funds' shares.
Purchases and Redemptions
Shares of each Fund are used solely as the investment vehicle for separate accounts of participating insurance companies offering variable annuity contracts and variable life insurance policies. The general public has access to the Funds only by purchasing a variable annuity contract or variable life insurance policy (thus becoming a contract owner). Shares are not sold directly to the general public.
Purchase and redemption orders must be received by your participating insurance company by 4:00 p.m. (Eastern time). The purchase order will be processed at the NAV calculated on that day if the Fund receives your order from the participating insurance company in accordance with requirements of the Fund's Participation Agreement among the Fund, the Distributor and your participating insurance company. The Fund reserves the right to reject any purchase order.
Redemption proceeds normally are wired or mailed within one business day after receiving a timely request in proper form. Depending upon the method of payment, when shareholders receive redemption proceeds can differ. Payment may be delayed for up to seven days under certain circumstances (see “Limitations on Redemption Proceeds”).
Methods the Fund May Use to Meet Redemption Requests
Each Fund intends to pay Share redemptions in cash. To ensure that each Fund has cash to meet Share redemptions on any day, the Funds typically expect to hold a cash or cash equivalent reserve or sell portfolio securities.
In unusual or stressed circumstances, the Funds may generate cash in the following ways:
•	Inter-fund Borrowing and Lending. The SEC has granted an exemption that permits the Funds and all other funds advised by subsidiaries of Federated Investors, Inc. (“Federated funds”) to lend and borrow money for certain temporary purposes directly to and from other Federated funds. Inter-fund borrowing and lending is permitted only: (a) to meet shareholder redemption requests; (b) to meet commitments arising from “failed” trades; and (c) for other temporary purposes. All inter-fund loans must be repaid in seven days or less.
•	Committed Line of Credit. The Funds participate with certain other Federated funds, on a joint basis, in an up to $500,000,000 unsecured, 364-day, committed, revolving line of credit (LOC) agreement. The LOC was made available to finance temporarily the repurchase or redemption of shares of the funds, failed trades, payment of dividends, settlement of trades and for other short-term, temporary or emergency general business purposes. The Funds cannot borrow under the LOC if an inter-fund loan is outstanding.
•	Redemption in Kind. Although the Funds intend to pay Share redemptions in cash, it reserves the right to pay the redemption price in whole or in part by an “in-kind” distribution of the Fund's portfolio securities. Because the Funds have elected to be governed by Rule 18f-1 under the 1940 Act, the Funds are obligated to pay Share redemptions to any one shareholder in cash only up to the lesser of $250,000 or 1% of the net assets represented by such Share class during any 90-day period. Redemptions in kind are made consistent with the procedures adopted by the Funds' Board, which generally include distributions of a pro rata share of the Funds' portfolio assets.
LIMITATIONS ON REDEMPTION PROCEEDS
Unless provided otherwise in applicable variable annuity contracts, redemption proceeds normally are wired or mailed within one business day after receiving a request in proper form. Payment may be delayed for up to seven days:
•	During periods of market volatility;
•	When a shareholder's trade activity or amount adversely impacts the Fund's ability to manage its assets; or
•	During any period when the Federal Reserve wire or applicable Federal Reserve banks are closed, other than customary weekend and holiday closings.
In addition, the right of redemption may be suspended, or the payment of proceeds may be delayed, during any period:
•	When the NYSE is closed, other than customary weekend and holiday closings;
•	When trading on the NYSE is restricted, as determined by the SEC; or
•	In which an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of its NAV is not reasonably practicable.
Dividends and Capital Gains
IFMVF and IFMTR declare and pay any dividends annually to shareholders. Dividends are paid to all shareholders invested in each Fund on its record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.
Under the federal securities laws, the Funds are required to provide a notice to shareholders regarding the source of distributions made by the Funds if such distributions are from sources other than ordinary investment income. In addition, important information regarding the Funds' distributions, if applicable, is available via the link to each Fund and share class name at www.Federatedinvestors.com/FundInformation.
Tax Information
Each Fund intends to comply with the diversification requirements imposed on variable contracts by the Internal Revenue Code and corresponding regulations. If a Fund fails to comply with these requirements, contracts invested in the Fund will not be treated as annuity, endowment or life insurance contracts under the Internal Revenue Code.
Contract owners should review the applicable contract prospectus for information concerning the federal income tax treatment of their contracts and distributions from the Fund to the separate accounts.
Contract owners are urged to consult their own tax advisers regarding the status of their contracts under state and local tax laws.
Frequent Trading
Frequent or short-term trading into and out of each Fund can have adverse consequences for the Funds and shareholders who use the Funds as a long-term investment vehicle. Such trading in significant amounts can disrupt the Funds' investment strategies (e.g., by requiring it to sell investments at inopportune times or maintain excessive short-term or cash positions to support redemptions), increase brokerage and administrative costs and affect the timing and amount of taxable gains distributed by the Funds. Investors engaged in such trading may also seek to profit by anticipating changes in a Fund's NAV in advance of the time as of which NAV is calculated.
Each Fund's board has approved policies and procedures intended to discourage excessive frequent or short-term trading of its shares. These policies and procedures are identical for both Funds and are described in each Fund's Prospectus, incorporated herein by reference.

Portfolio Holdings Disclosure Policies
Each Fund's SAI contains a description of the Fund's policies and procedures with respect to the disclosure of its portfolio securities. The SAIs are available on Federated's website at FederatedInvestors.com.
Mixed Funding and Shared Funding
The practice of using shares as investments for both variable annuity contracts and variable life insurance policies is called “mixed funding.” The practice of using shares as investments by separate accounts of unaffiliated life insurance companies is called “shared funding.”
The Funds do engage in mixed funding and shared funding. Although the Funds do not currently foresee any disadvantage to contract owners due to differences in redemption rates, tax treatment or other considerations resulting from mixed funding or shared funding, the Trustees will closely monitor the operation of mixed funding and shared funding and will consider appropriate action to avoid material conflicts and take appropriate action in response to any material conflicts which occur. Such action could result in one or more participating insurance companies withdrawing their investment in the Fund.
INFORMATION ABOUT THE REORGANIZATION
DESCRIPTION OF THE AGREEMENT AND THE PLAN OF REORGANIZATION
The Plan provides for the Reorganization to occur on the Closing Date, which is expected to be on or after August 17, 2018. On the Closing Date, all, or substantially all, of the assets of IFMTR will be transferred to IFMVF. In exchange for the transfer of these assets, IFMVF will simultaneously issue to IFMTR a number of full and fractional Primary Shares and Service Shares of IFMVF equal in value to the aggregate NAV of the Primary Shares and Service Shares of IFMTR calculated as of 4:00 p.m. on the Closing Date.
The value of IFMTR's assets to be acquired by IFMVF shall be the value of such assets at the Closing Date of the Reorganization using the valuation procedures set forth in IFMVF's Declaration of Trust and its current Prospectus and SAI, or such other valuation procedures as IFMTR and IFMVF shall mutually agree. There are no material differences between the valuation procedures of IFMTR and IFMVF. Consequently, it is not anticipated that the use of IFMVF's valuation procedures will result in a material revaluation of IFMTR's assets at the time of the Reorganization. Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations. Over-the-counter derivative contracts are fair valued using price evaluations provided by various pricing services approved by the Board.
Shares of other mutual funds are valued based upon their reported NAVs. The prospectuses for these mutual funds explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing. If a Fund cannot obtain a price or price evaluation from a pricing service for an investment, the Fund may attempt to value the investment based upon the mean of bid and asked quotations, or fair value the investment based on price evaluations, from one or more dealers. If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, the Fund uses the fair value of the investment determined in accordance with the Fund's fair valuation procedures described in the Funds' Prospectuses and SAI.
IFMTR will not transfer deferred or prepaid expenses, which are not expected to be material in amount, to the extent that they do not have a continuing value to IFMVF. IFMTR will discharge all of its liabilities and obligations prior to consummation of the Reorganization. In doing so, pursuant to a policy previously reviewed with the Board, IFMTR will set aside cash to satisfy its remaining liabilities, which cash would be placed in a “closed fund pool” used to pay these expenses and not be transferred to IFMVF. If, after the Closing Date, additional cash in excess of accrued expenses recorded on IFMTR's books on or before the Closing Date are received by or returned to IFMTR, such amounts would be placed into the closed fund pool to pay expenses or, if all expenses have been paid, amounts that do not impact shareholders may be retained by the Co-Advisers and their affiliates in accordance with the policy. Any amount impacting shareholders (i.e., that is not an expense accrual item) should be received by IFMVF as the surviving fund. Moreover, any amounts received or returned that are not retained by IFMTR's Co-Advisers or their affiliates should be remitted to IFMVF as the surviving fund. Following the transfer of its assets in exchange for Primary Shares and Service Shares of IFMVF, IFMTR will distribute Primary Shares and Service Shares of IFMVF pro rata to IFMTR shareholders of record of Primary Shares and Service Shares in complete liquidation of IFMTR. Shareholders of IFMTR owning shares on the Closing Date of the Reorganization will receive that number of Primary Shares and Service Shares of IFMVF which have the same aggregate value as the shareholder had in its IFMTR shares immediately before the Reorganization. This distribution will be accomplished by the establishment of accounts in the names of IFMTR's shareholders on the share records of IFMVF's transfer agent. IFMVF does not issue share certificates to shareholders. Following the consummation of the Reorganization, IFMTR will then be dissolved.
The transfer of shareholder accounts from IFMTR to IFMVF will occur automatically. It is not necessary for IFMTR shareholders to take any action to effect the transfer. Please do not attempt to make the transfer yourself in advance of the Reorganization. If you do so, you may disrupt the management of the Funds' portfolios.
The Plan contains customary representations, warranties and conditions and provides that the consummation of the Reorganization is conditioned upon, among other things: (i) approval of the Plan by IFMTR's shareholders; and (ii) the receipt by IFMTR and IFMVF of an opinion to the effect that the Reorganization will be tax-free to IFMTR, its shareholders and IFMVF. The Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the boards determine that the Reorganization is not in the best interests of the shareholders of IFMTR or IFMVF, respectively.
Board Considerations Relating to the Reorganization
The Board considered the potential benefits and costs of the Reorganization to IFMTR and IFMVF and their respective shareholders. In this regard, the Board requested and reviewed detailed information comparing each Fund, as described herein, and as required by Rule 17a-8 of the 1940 Act. In determining to recommend that participation in the Reorganization is in the best interests of IFMTR, and in approving the Plan, the Board considered all pertinent factors it deemed relevant, including the following:
•	The Reorganization is intended to be structured as a tax-free Reorganization under Section 368(a)(1)(C) of the Code and is a preferable tax result for shareholders as compared to a liquidation of IFMTR (which would be a fully taxable redemption);
•	Although the investment objectives and certain of the investment policies of IFMTR and IFMVF are different in certain respects, the broad focus of IFMVF's investment strategy allows the various investment strategies currently pursued by IFMTR to be permissible investments for IFMVF;
•	Generally, IFMVF has better overall long-term performance, and there is no anticipated decline in services to IFMTR shareholders as a result of the Reorganization. The range and quality of the services that IFMTR shareholders will receive as shareholders of IFMVF will be comparable to the range and quality of services that they currently receive; The Funds have the same co-investment advisers and some overlap in portfolio managers;
•	The Reorganization requires shareholder approval due to the material differences in the Funds' fundamental investment objectives and certain of the Funds' investment limitations;
•	As a larger fund following the Reorganization, IFMVF may benefit from the potential for greater efficiencies and the ability to spread relative fixed costs over a larger asset base;
•	Alternatives to the Reorganization, such as liquidation of IFMTR, and the reasons for favoring the Reorganization instead of the alternatives;
•	The terms and conditions of the Plan, as presented to the Board;
•	IFMTR shareholders will be reorganized into a fund with lower total gross expenses for each share class. IFMVF's total gross expenses for each share class (before the waiver or reimbursement of any fees or expense) are lower than those of IFMTR, and its total net expenses, including on a pro forma basis, are equal on a per share class basis to those of IFMTR;
•	The share class structure of IFMTR is identical to that of IFMVF. Prior to the Reorganization, IFMVF's Service Shares commenced operations and IFMFV's existing stand-alone share class was designated as Primary Shares. No change to the existing stand-alone share class occurred as a result of the designation (other than the name change); and
•	The Reorganization may result in some potential benefits to the Co-Advisers and their affiliates, including the cost savings resulting from managing one combined Fund rather than two separate Funds.
With respect to Reorganization-related expenses, the Board considered:
•	IFMTR will pay direct proxy expenses (e.g., mailing, processing, tabulation, printing and solicitation costs and expenses, as well as the cost associated with printing and mailing of prospectus supplements, as applicable) associated with the Reorganization estimated at $30,000, or $0.0008 per share;

•	Brokerage expenses for IFMTR related to the disposition of portfolio securities by IFMTR prior to the Reorganization and the purchase of replacement securities are expected to be $50,000, or $0.0013 per share;
•	The Co-Advisers will pay the other direct and indirect expenses of the Reorganization (consisting primarily of legal and accounting fees);
•	The effect on the net asset value of IFMTR as a result of the payment of the direct proxy and brokerage expenses would be approximately $0.0021 per share; and
•	There will be no dilution to shareholders in the transaction, because each IFMTR shareholder will become the owner of shares of IFMVF having a total net asset value equal to the total net asset value of his or her holdings in IFMTR on the date of the Reorganization.
Based upon all the foregoing considerations and other information in this Prospectus/Proxy Statement, the Board, including the Trustees who are not “interested persons” (within the meaning of Section 2(a)(19) of the 1940 Act) concluded that the Reorganization will not result in dilution of IFMTR shareholders and is in the best interests of IFMTR. The Board, reviewed and unanimously approved the Plan. The Board recommends that IFMTR shareholders approve the Plan. The approval was made on the basis of each Trustee's judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions. In reviewing the Reorganization, the Board was assisted in its deliberations by independent legal counsel.
Cost of the Reorganization
IFMTR and IFMVF will bear expenses associated with their participation in the Reorganization, as contemplated in Article IX of the Plan as summarized below.
Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement; (b) postage; printing; accounting fees; legal fees incurred by each Fund; (c) proxy solicitation costs; and other related administrative or operational costs. IFMTR will pay for the direct proxy expenses (e.g. printing, mailing, solicitation and tabulation expenses, as well as the cost associated with printing and mailing of prospectus supplements, as applicable) estimated to be approximately $30,000, or $0.0008 per share. IFMTR is also expected to incur estimated brokerage expenses of $50,000, or $0.0013 per share, related to the disposition of portfolio securities by IFMTR prior to the Reorganization and the purchase of replacement securities. IFMVF will pay registration fees, with respect to securities issued pursuant to the Reorganization, on an as incurred basis. The Co-Advisers will pay legal expenses associated with the preparation and filing of the proxy materials, accounting and other remaining expenses related to the Reorganization.
The foregoing brief summary of the Plan is qualified in its entirety by the terms and provisions of the Plan, a copy of which is attached hereto as Annex A and incorporated herein by reference. The foregoing summary summarizes all material terms of the Plan.
DESCRIPTION OF IFMVF'S SHARE CLASSES AND CAPITALIZATION
This section is for informational purposes only. If the Reorganization is consummated, the capitalizations are likely to be different on the closing date as a result of daily share purchase and redemption activities in IFMVF's Primary shares and Service shares and changes in NAV.
The Shares of IFMVF to be issued to the shareholders of IFMTR's Shares under the Plan will be fully paid and non-assessable when issued, transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of IFMVF provided herewith for additional information about Shares of IFMVF.
The following table sets forth the unaudited capitalization of IFMTR into IFMVF as December 31, 2017.
Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Federated Managed Tail Risk Fund II–Primary Shares	$137,244,938	26,148,841	$5.25
Reorganization expenses	$(56,497)
Share adjustment		(13,446,211)
Federated Managed Volatility Fund II–Primary Shares	$621,804,194	57,585,175	$10.80
Federated Managed Volatility Fund II, Pro Forma Combined–Primary Shares	$758,992,635	70,287,808	$10.80
Federated Managed Tail Risk Fund II–Service Shares	$57,094,027	10,899,115	$5.24

Fund	Total Net Assets	Shares Outstanding	Net Asset Value Per Share
Reorganization expenses	$(23,503)
Share adjustment		(5,614,807)
Federated Managed Volatility Fund II–Service Shares	$0	0	$10.80
Federated Managed Volatility Fund II, Pro Forma Combined–Service Shares	$57,070,524	5,284,308	$10.80
FEDERAL INCOME TAX CONSEQUENCES
As a non-waivable condition to the Reorganization, each Fund will receive an opinion of counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:
•	the Reorganization as set forth in the Plan will constitute a tax-free reorganization under section 368(a) of the Code, and IFMTR and IFMVF each will be a “party to a reorganization” within the meaning of section 368(b) of the Code;
•	no gain or loss will be recognized by IFMVF upon its receipt of IFMTR's assets in exchange for Shares of IFMVF;
•	no gain or loss will be recognized by IFMTR upon transfer of its assets to IFMVF solely in exchange for the Shares of IFMVF or upon the distribution of IFMVF Shares to IFMTR's shareholders in exchange for their IFMTR Shares;
•	no gain or loss will be recognized by shareholders of IFMTR upon exchange of their IFMTR Shares for IFMVF Shares;
•	the tax basis of the assets of IFMTR in the hands of IFMVF will be the same as the tax basis of such assets to IFMTR immediately prior to the Reorganization;
•	the aggregate tax basis of IFMVF Shares received by each shareholder of IFMTR pursuant to the Reorganization will be the same as the aggregate tax basis of the Shares of IFMTR held by such shareholder immediately prior to the Reorganization;
•	the holding period of IFMVF's Shares received by each shareholder of IFMTR will include the period during which IFMTR's Shares exchanged therefore were held by such shareholder, provided the Shares of IFMTR were held as capital assets on the date of the Reorganization; and
•	the holding period of the assets of IFMTR in the hands of IFMVF will include the period during which those assets were held by IFMTR.
The opinion provided in connection with the Reorganization shall be based on customary assumptions and such representations as tax counsel may reasonably request and each Fund will cooperate to make and certify the accuracy of such representations. The opinion may state that no opinion is expressed as to the effect of the Reorganization on IFMTR, IFMVF or any shareholder of IFMTR with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, the requirement that the above-described opinion be provided in connection with the Reorganization cannot be waived by either Fund.
Opinions of counsel are not binding upon the Internal Revenue Service (the “IRS”) or the courts. If the Reorganization is consummated but does not qualify as a tax-free reorganization under the Code, a shareholder of IFMTR would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her IFMTR shares and the fair market value of IFMVF shares received in exchange therefore.
Prior to the Reorganization, IFMTR may dispose of portfolio securities in the ordinary course of business and in anticipation of the Reorganization (which may result in the realization of capital gains). Prior to the Reorganization, IFMTR will distribute to shareholders any net capital gains. Distribution of any previously undistributed income will either be reinvested in a shareholder's account in IFMVF or distributed to IFMTR shareholders following the Reorganization. Variable life and annuity contracts purchased through insurance company separate accounts generally provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federated income tax liability for the contract holder.

The following chart compares the capital loss carryforwards and gain/loss positions of IFMTR and IFMVF as of the dates presented below.
	IFMTR (Reorganizing Fund)		IFMVF (Surviving Fund)
	Date	Amount	Date	Amount
Capital Loss Carryforward	12/31/2017	$15,384,908	12/31/2017	$5,604,437
Year-to-Date Realized Gain (Loss)	03/29/2018	$797,363	03/29/2018	$(1,741,850)
Net Unrealized Gain (Loss)	03/29/2018	$(10,057,463)	03/29/2018	$15,598,823
Capital loss carryforwards realized by a “regulated investment company” (as defined by the Code) in taxable years which commenced before December 22, 2010 are subject to expiration as mandated by the Code. In addition, the Code may limit the amounts of capital loss carryforwards and unrealized losses that can be utilized by funds involved in a reorganization. Based on the above information, while any limitations cannot be determined until the date on which the Reorganization is consummated, assuming the Reorganization occurred on July 31, 2018, the Adviser projects that IFMVF's ability to utilize IFMTR's remaining capital loss carryforwards will not be limited.
See the discussion entitled “Summary–Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization. Shareholders of IFMTR should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. In addition, because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisors about state and local tax consequences, if any, of the Reorganization.
Distributions Associated with the Reorganization
Before the Reorganization, IFMTR will distribute any net capital gains to shareholders. Distributions of any previously undistributed income will either be reinvested in a shareholder's account in IFMVF or distributed to Fund shareholders following the Reorganization. Distributions of capital gains, if any, will be taxable, but any distributions of previously undistributed income will be taxable for IFMTR shareholders. See the discussion entitled “Summary–Tax Consequences” in this Prospectus/Proxy Statement for further information regarding the tax consequences of the Reorganization.
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS
Both Funds are open-end, management investment companies registered under the 1940 Act, which continuously offer to sell shares at their current NAV. Both Funds are portfolios of Federated Insurance Series (the “Trust”), which was established under the laws of the Commonwealth of Massachusetts. Both Funds are governed by their Declaration of Trust, Bylaws and Boards, in addition to applicable state and federal law. The rights of shareholders of IFMVF and IFMTR are set forth in their Declaration of Trust and Bylaws. Set forth below is a brief summary of the material rights of shareholders of IFMVF and shareholders of IFMTR.
CATEGORY	SHAREHOLDER RIGHTS
Preemptive Rights	None
Preferences	None
Appraisal Rights	None
Conversion Rights (other than intra-fund share conversion rights as provided in the prospectuses of IFMVF and IFMTR)	None
Exchange Rights (other than the right to exchange for shares of other Federated mutual funds as provided in the prospectuses of IFMVF and IFMTR)	None
Annual Meeting	Not required
Right to Call Shareholder Meetings	Special Meetings of Shareholders of the Trust or of a particular Series or Class shall be called by the Trustees or the Chief Executive Officer of the Trust or requested in writing by the holder or holders of at least one-tenth of the outstanding shares of the Trust or of the relevant Series or Class, entitled to vote. Shareholders shall be entitled to at least fifteen days' notice of any meeting.
Notice of Meeting	Shareholders shall be entitled to at least 15 days' notice of any meeting.
Record Date for Meetings	The Board of Trustees may fix a date not more than 90 days before the meeting date as the record date for determining shareholders entitled to notice of or to vote at any meeting of shareholders.

CATEGORY	SHAREHOLDER RIGHTS
Quorum for Meetings	Except as otherwise provided by law, to constitute a quorum for the transaction of any business at any meeting of Shareholders there must be present, in person or by proxy, holders of more than fifty percent of the total number of outstanding Shares of all Series and Classes and entitled to vote at such meeting. When any one or more Series or Classes, entitled to vote as a single Series or Class, more than fifty percent of the Shares of each such Series or Class entitled to vote shall constitute a quorum.
Vote Required for Election of Trustees	Subject to any applicable requirements of law or of the Trust's Declaration of Trust or its By-Laws, a plurality of the votes cast shall elect a Trustee.
Adjournment of Meetings	If a quorum shall not be present for the purpose of any vote that may properly come before the meeting, the Shares present in person or by proxy and entitled to vote at such meeting on such matter may, by plurality vote, adjourn the meeting from time to time to such place and time without further notice than by announcement to be given at the meeting until a quorum entitled to vote on such matter shall be present, whereupon any such matter may be voted upon at the meeting as though held when originally convened.
Removal of Trustees by Shareholders	A Trustee may be removed at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares.
Personal Liability of Officers and Trustees	The Trust agrees to indemnify each person who at any time serves as a Trustee or officer of the Trust (each such person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties and counsel fees incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, by virtue of his being or having been a Trustee or officer of the Trust or his serving or having served as a trustee, director, officer, partner, or fiduciary of another trust, corporation, partnership, joint venture, or other enterprise at the request of the Trust, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any person or any expense of such indemnitee arising by reason of: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of his position.
Personal Liability of Shareholders	Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust.

In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by its Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.
Right of Inspection	Under Massachusetts law, and under the Bylaws of the Trust, the trustees of a Massachusetts business trust may from time to time determine whether and to what extent, and at what times and places, and under what conditions and regulations the accounts and books of the Trust maintained on behalf of each series and class of shares of the Trust or any of them may be open to the inspection of the shareholders of any series or class; and no shareholder may have any right to inspect any account or book or document of the Trust except that, to the extent such account or book or document relates to the series or class in which he is a shareholder or the Trust generally, such shareholder will have such right of inspection as conferred by laws or authorized by the trustees or by resolution of the shareholders of the relevant series or class.
Number of Authorized Shares; Par Value	Unlimited; No Par Value

INFORMATION ABOUT IFMTR AND IFMVF
WHERE TO FIND ADDITIONAL INFORMATION
Information about IFMTR is included in its Prospectuses and SAI dated April 30, 2018, which are incorporated herein by reference. Information about IFMVF is included in its Prospectuses and its SAI dated April 30, 2018, which are incorporated herein by reference. A copy of the Prospectuses for IFMVF accompanies this Prospectus/Proxy Statement. Copies of the SAI of IFMVF, the Prospectus and SAI of IFMTR and the SAI dated June 19, 2018, relating to this Prospectus/Proxy Statement, all of which have been filed with the SEC, may be obtained without charge by contacting the Funds at 1-800-341-7400 or by writing to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561. The Prospectuses and SAIs of IFMTR and IFMVF are also available electronically at Federated's website at www.FederatedInvestors.com.
IFMTR and IFMVF are each subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, and other information filed by the Funds can be obtained by calling or writing to the Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC's website http://www.sec.gov.
ABOUT THE PROXY SOLICITATION AND THE SPECIAL MEETING
Proxies are being solicited by the Board of IFMTR. The proxies will be voted at the special meeting of shareholders of IFMTR to be held at 10:00 a.m. (Eastern time) on August 3, 2018, at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (such special meeting and any adjournment or postponement hereof are referred to as the “Special Meeting”). Proxy materials including this Prospectus/Proxy Statement, the Notice of Special Meeting of Shareholders and the form of proxy or voting instruction are available online at the website listed on your proxy or voting instruction card(s).
The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by IFMTR or its affiliates. In addition to solicitations through the mail, proxies may be solicited by officers, employees and agents of the Co-Advisers or their affiliates, or, if necessary, the communications firm Broadridge Financial Solutions, Inc., retained for this purpose. Such solicitations may be by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions and confirming to the shareholders after the fact. Shareholders who communicate proxies or voting instructions by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. The Co-Advisers may reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.
The purpose of the Special Meeting is set forth in the accompanying Notice. The Board knows of no business other than that mentioned in the Notice that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Prospectus/Proxy Statement and the enclosed proxy or voting instruction card are expected to be mailed on or about June 28, 2018, to shareholders of record at the close of business on May 31, 2018 (the “Record Date”).
IFMTR's Annual Report, which includes audited financial statements for the fiscal year ended December 31, 2017, was previously mailed to shareholders of IFMTR. IFMVF's Annual Report, which includes audited financial statements for the fiscal year ended December 31, 2017, was previously mailed to shareholders of IFMVF. IFMTR and IFMVF will promptly provide, without charge and upon request, to each person to whom this Prospectus/Proxy Statement is delivered a copy of their Annual Report, which may be requested by writing to the Funds' principal executive officers or by calling the Fund. The principal executive office of each Fund is located at 4000 Ericsson Drive, Warrendale, PA 15086-7561. This document, as well as additional information about the Funds (including portfolio holdings, performance, and distributions), is also available on the website for each Fund. The website for each Fund is www.FederatedInvestors.com. The toll-free telephone number for both Funds is 1-800-341-7400. You may obtain directions on how to attend the special meeting of shareholders by calling 1-800-341-7400.

PROXIES, QUORUM AND VOTING AT THE SPECIAL MEETING
Only shareholders of record on the Record Date will be entitled to vote at the Special Meeting. Each Share of IFMTR is entitled to one vote. Fractional shares are entitled to proportionate shares of one vote. The votes of shareholders of IFMVF are not being solicited since their approval is not required in order to effect the Reorganization.
Insurance companies, as shareholders of IFMTR, will request voting instructions from the owners of variable life insurance policies and variable annuity contracts (“Variable Contract Owners”) who have allocated a portion of their account value to separate accounts investing in IFMTR, and will vote the accounts' shares or other voting interests in IFMTR in proportion to the voting instructions received. Each insurance company is required to vote its shares of IFMTR in accordance with instructions received from Variable Contract Owners. Each insurance company is also required to vote shares of IFMTR held in each of its respective variable accounts for which no voting instructions have been received in the same proportion as the insurance company votes shares held by separate accounts for which it has received instructions. Shares held by an insurance company in its general account, if any, must be voted in the same proportions as the votes cast with respect to shares held in all of the insurance company's variable accounts in the aggregate. As a result of this system of proportional voting, it is possible that a small number of Variable Contract Owners could determine whether the proposal is approved. Variable Contract Owners are permitted to give instructions to IFMTR, and the number of shares for which such instructions may be given for purposes of voting at the Special Meeting, and any adjournment thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Owners, it is expected that insurance companies will furnish a copy of this Prospectus/Proxy Statement to Variable Contract Owners. Any Variable Contract Owner giving instructions will be advised by IFMTR concerning the means of providing voting instructions, and the timing or method of amending or revoking any instructions previously given.
Any shareholder entitled to vote at any meeting of shareholders may vote either in person, by telephone, by electronic means including facsimile, or by proxy, but no proxy which is dated more than six months before the meeting named therein shall be accepted unless otherwise provided in the proxy. Every proxy shall be in writing, subscribed by the shareholder or his duly authorized agent or be in such other form as may be permitted by law, including documents conveyed by electronic transmission. Every proxy shall be dated, but need not be sealed, witnessed or acknowledged. The placing of a shareholder's name on a proxy or authorizing another to act as the shareholder's agent, pursuant to telephone or electronically transmitted instructions obtained in accordance with procedures reasonably designed to verify that such instructions have been authorized by such shareholder, shall constitute execution of a proxy by or on behalf of such shareholder. Where Shares are held of record by more than one person, any co-owner or co-fiduciary may execute the proxy or give authority to an agent, unless the Secretary of the Trust is notified in writing by any co-owner or co-fiduciary that the joinder of more than one is to be required. All proxies shall be filed with and verified by the Secretary or an Assistant Secretary of the Trust, or the person acting as Secretary of the Meeting. Unless otherwise specifically limited by their term, all proxies shall entitle the holders thereof to vote at any adjournment of such meeting but shall not be valid after the final adjournment of such meeting. Any person giving a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. If no instruction is given on the submitted proxy, the persons named as proxies will vote the shares represented thereby in favor of approval of the Plan.
In order to hold the Special Meeting, a “quorum” of shareholders of IFMTR must be present. Holders of more than fifty percent of the total number of outstanding shares entitled to vote, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposal to approve the Plan and for the purpose of transacting any other business which may come before the meeting. However, because the insurance company separate accounts are the holders of record of the outstanding shares of IFMTR, it is expected that the presence at the meeting of the insurance companies will be sufficient to constitute a quorum. Approval of the Plan requires the affirmative vote of “a majority of the outstanding securities” as defined in the 1940 Act. This vote requires the lesser of: (a) more than 50% of the outstanding voting securities of IFMTR; or (b) 67% or more of the voting securities of IFMTR present at the Special Meeting if the shareholders of more than 50% of the outstanding voting securities are present or represented by proxy.
Shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted in FAVOR of the approval of the Reorganization. For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” note for the purposes of obtaining the requisite approval of the proposal.

If a quorum is not present, the persons named as proxies shall vote those proxies that have been received to adjourn the Special Meeting from time to time to be held at the same place without further notice than by announcement to be given at the special meeting until a quorum shall be present. In the event that a quorum is present but sufficient votes in favor of the proposal have not been received, the persons named as proxies shall vote AGAINST and adjournment those proxies that they are required to vote against the proposal, and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote. If a quorum is achieved and a majority of shareholders vote against the proposal, the Reorganization will not occur at this time and the Board will consider alternatives such as liquidating IFMTR. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. A shareholder vote may be taken on the proposal in this Prospectus/Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.
SHARE OWNERSHIP OF THE FUNDS
As of May 31, 2018, IFMTR had the following numbers of outstanding shares of beneficial interest:
TO BE FILED BY AMENDMENT
Name of Fund	Share Class	Outstanding Shares
Federated Managed Tail Risk Fund II	Primary Shares
Service Shares
Each share is entitled to one vote and fractional shares have proportionate voting rights.
To the knowledge of IFMTR management, as of May 31, 2018, the following entities held beneficially or of record 5% or more of IFMTR's outstanding share classes.
TO BE FILED BY AMENDMENT
Title of Class	Name and Address	Shares	Percentage of Shares
Federated Managed Tail Risk Fund II–Primary Shares

Federated Managed Tail Risk Fund II–Service Shares

Officers and Trustees of IFMTR owned less than 1% of each class of IFMTR's outstanding shares.
As of May 31, 2018, IFMVF had the following numbers of outstanding shares of beneficial interest:
TO BE FILED BY AMENDMENT
Name of Fund	Share Class	Outstanding Shares
Federated Managed Volatility Fund II	Primary Shares
Service Shares

To the knowledge of IFMVF's management, as of May 31, 2018, the following entities held beneficially or of record 5 % or more of IFMVF's outstanding share classes.
TO BE FILED BY AMENDMENT
Title of Class	Name and Address	Shares	Percentage of Shares
Federated Managed Volatility Fund II–Primary Shares

Federated Managed Volatility Fund II–Service Shares

Officers and Directors owned less than 1% of each class of IFMVF's outstanding shares.
Shareholders owning 25% or more of outstanding shares may be in control of the Fund of which they are a shareholder and be able to affect the outcome of certain matters presented for a vote of shareholders.
INTERESTS OF CERTAIN PERSONS
The Co-Advisers are subsidiaries of Federated Investors, Inc. All of the voting securities of Federated Investors, Inc. are owned by a trust, the trustees of which are J. Christopher Donahue, Thomas R. Donahue, and Rhodora J. Donahue, their mother, for the benefit of certain members of the Donahue family. J. Christopher Donahue and Thomas R Donahue currently serve as Interested Trustees of the Trust of both IFMTR and IFMVF.
SHAREHOLDER COMMUNICATIONS AND OTHER MATTERS
All shareholder communication should be directed to the Trust's Secretary at 4000 Ericsson Drive, Warrendale, PA 15086-7561. Shareholders wishing to submit proposals for consideration for inclusion in a Prospectus/Proxy Statement for the next meeting of shareholders should send their written proposals to Federated Investors Funds, 4000 Ericsson Drive, Warrendale, PA 15086-7561, so that they are received within a reasonable time before any such meeting.
No business other than the matters described above is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders arise, the persons named on the enclosed proxy or voting instruction card will vote on such matters according to their best judgment in the interests of IFMTR. With respect to any question as to an adjournment or postponement of the Special Meeting, the persons named on the enclosed proxy or voting instruction card will vote AGAINST such an adjournment those proxies that are required to vote against the proposal and will vote in FAVOR of such an adjournment all other proxies that they are authorized to vote.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY OR VOTING INSTRUCTION CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
By Order of the Board of Trustees,

Peter J. Germain
Secretary
June 19, 2018

ANNEX A - FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this ____ day of _____________, by and between Federated Insurance Series, a Massachusetts business trust, with its principal place of business at 4000 Ericsson Drive, Warrendale, PA 15086-7561 (the “Registrant”), on behalf of each of its series, Federated Managed Volatility Fund II (the “Surviving Fund”) and Federated Managed Tail Risk Fund II (“Reorganizing Fund” and, collectively with the Surviving Fund, the “Funds”).
This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”) and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all or substantially all of the assets of the Reorganizing Fund (which offers Primary Shares and Service Shares) (the “Reorganizing Fund Shares”) in exchange solely for shares (Primary Shares and Service Shares, respectively), no par value per share, of the Surviving Fund (“Surviving Fund Shares”); (ii) the distribution of the Surviving Fund Shares (Primary Shares and Service Shares) to the holders of the outstanding shares of the Reorganizing Fund (Primary Shares and Service Shares, respectively), and (iii) the liquidation and dissolution of the Reorganizing Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).
WHEREAS, the Surviving Fund and the Reorganizing Fund are separate series of the Registrant, the Registrant is an open-end, registered management investment company, and the Reorganizing Fund owns securities that generally are assets of the character in which the Surviving Fund is permitted to invest;
WHEREAS, the Funds are authorized to issue their shares of beneficial interests;
WHEREAS, the Trustees of the Registrant have determined that the Reorganization, with respect to the Surviving Fund, is in the best interests of the Surviving Fund and that the interests of the existing shareholders of the Surviving Fund will not be diluted as a result of the Reorganization;
WHEREAS, the Trustees of the Registrant have determined that the Reorganization, with respect to the Reorganizing Fund, is in the best interests of the Reorganizing Fund and that the interests of the existing shareholders of the Reorganizing Fund will not be diluted as a result of the Reorganization;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:
ARTICLE I
TRANSFER OF ASSETS OF THE REORGANIZING FUND IN EXCHANGE FOR SURVIVING FUND SHARES AND LIQUIDATION AND DISSOLUTION OF THE REORGANIZING FUND
1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Reorganizing Fund agrees to transfer all or substantially all of its assets, as set forth in paragraph 1.2, to the Surviving Fund. In exchange, the Surviving Fund agrees to deliver to the Reorganizing Fund the number of full and fractional shares of each class of Surviving Fund Shares determined by multiplying (a) the outstanding shares of each class of the Reorganizing Fund Shares by (b) the ratio computed by dividing (x) the net asset value per share of such class of the Reorganizing Fund Shares by (y) the net asset value per share of the corresponding class of Surviving Fund Shares computed in the manner and as of the time and date set forth in paragraph 2.2. Holders of the Reorganizing Fund Shares will receive the corresponding class of Surviving Fund Shares in exchange for their Reorganizing Fund Shares. Such transactions shall take place at the closing on the Closing Date provided for in paragraph 3.1.

1.2 ASSETS TO BE ACQUIRED. The assets of the Reorganizing Fund to be acquired by the Surviving Fund shall consist of property having a value equal to the total net assets of the Reorganizing Fund, including, without limitation, cash, securities, commodities, interests in futures and dividends or interest receivable, owned by the Reorganizing Fund. The assets to be acquired by the Surviving Fund shall not include any deferred or prepaid expenses shown as an asset on the books of the Reorganizing Fund on the Closing Date, to the extent that they do not have continuing value to the Surviving Fund, and any additional cash received by the Reorganizing Fund after the Closing Date in excess of accrued liabilities recorded on the Reorganizing Fund's book on or before the Closing Date that is retained by the Reorganizing Fund's Co-Advisers under the Closed Fund Policy.1
The Reorganizing Fund has provided the Surviving Fund with its most recent audited financial statements, which contain a list of all of the Reorganizing Fund's assets as of the date of such statements. The Reorganizing Fund hereby represents that as of the date of the execution of this Agreement, there have been no changes in its financial position as reflected in such financial statements other than those occurring in the ordinary course of business in connection with the purchase and sale of securities, the issuance and redemption of Reorganizing Fund Shares and the payment of normal operating expenses, dividends and capital gains distributions.
The Reorganization is to occur on the Closing Date, which is expected to be on or after August 17, 2018. On the Closing Date, substantially all of the assets of the Reorganizing Fund (except for deferred or prepaid expenses, and amounts reserved for payment of Reorganizing Fund liabilities and any additional cash received by the Reorganizing Fund after the Closing Date in excess of accrued Fund liabilities recorded on the Reorganizing Fund's books on or before the Closing Date that is retained by the Reorganizing Fund's adviser) will be transferred to the Surviving Fund. In exchange for the transfer of these assets, the Surviving Fund will simultaneously issue to the Reorganizing Fund a number of full and fractional Primary Shares and Service Shares, (as applicable) of the Surviving Fund equal in value to the aggregate NAV of the Primary Shares and Service Shares of the Reorganizing Fund, as applicable, calculated as of 4:00 p.m., Eastern time, on the Closing Date.
The Reorganizing Fund will satisfy its liabilities prior to the Closing Date. Accordingly, the Reorganizing Fund may set aside cash to satisfy its liabilities, which (along with deferred or prepaid expenses, and any additional cash received by the Reorganizing Fund after the Closing Date in excess of accrued liabilities recorded on the Reorganizing Fund's books on or before the Closing Date that is retained by the Reorganizing Fund's Co-Advisers under their Closed Fund Policy) would not be transferred to the Surviving Fund. Following the Closing Date, if additional cash in excess of accrued expenses recorded on the Reorganizing Fund's books on or before the Closing Date are received by or returned to the Reorganizing Fund, the Reorganizing Fund's Co-Advisers and their affiliates may retain such excess funds; any amounts received or returned that are not retained by the Reorganizing Fund's Co-Advisers would be remitted to the Surviving Fund.
1.3 LIABILITIES TO BE DISCHARGED. The Reorganizing Fund will discharge all of its liabilities and obligations prior to the Closing Date.
1.4 LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing Date as is conveniently practicable: (a) the Reorganizing Fund will distribute in complete liquidation of the Reorganizing Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “Reorganizing Fund Shareholders”), all of the Surviving Fund Shares received by the Reorganizing Fund pursuant to paragraph 1.1; and (b) the Reorganizing Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.8 below. Such distribution will be accomplished by the transfer of Surviving Fund Shares credited to the account of the Reorganizing Fund on the books of the Surviving Fund to open accounts on the share records of the Surviving Fund in the name of the Reorganizing Fund Shareholders, and representing the respective pro rata number of Surviving Fund Shares due such shareholders. All issued and outstanding Reorganizing Fund Shares will simultaneously be canceled on the books of the Reorganizing Fund. The Surviving Fund shall not issue certificates representing Surviving Fund Shares in connection with such transfer. After the Closing Date, the Reorganizing Fund shall not conduct any business except in connection with its dissolution and termination.
1.5 OWNERSHIP OF SHARES. Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund's transfer agent. Surviving Fund Shares will be issued simultaneously to the Reorganizing Fund, in an amount equal in value to the aggregate net asset value of the Reorganizing Fund Shares, to be distributed to Reorganizing Fund Shareholders.
—	—	—	—
1	The Closed Fund Policy provides that if the additional cash in excess of accrued fund expenses is received by or returned to the fund (the “Balance”) is less than the total amount that the Reorganizing Fund's Co-Advisers assumed and/or waived during the final period and last full fiscal year the fund was open (the “Analysis Period”), the additional cash will be retained by the fund's Co-Advisers. If the Balance is greater than the amount assumed or waived during the Analysis Period, the Co-Advisers will retain up to the amount of assumptions and waivers during the Analysis Period and the excess could be distributed to shareholders remaining at the time of the liquidation of the fund in accordance with the Closed Fund Policy.

1.6 TRANSFER TAXES. Any transfer taxes payable upon the issuance of Surviving Fund Shares in a name other than the registered holder of the Reorganizing Fund Shares on the books of the Reorganizing Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.
1.7 REPORTING RESPONSIBILITY. Any reporting responsibility of the Reorganizing Fund is and shall remain the responsibility of the Reorganizing Fund.
1.8 TERMINATION. The Reorganizing Fund shall be dissolved and terminated promptly following the Closing Date and the making of all distributions pursuant to paragraph 1.4.
1.9 BOOKS AND RECORDS. All books and records of the Reorganizing Fund, including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules and regulations thereunder, shall be available to the Surviving Fund from and after the Closing Date and shall be turned over to the Surviving Fund as soon as practicable following the Closing Date.
ARTICLE II
VALUATION
2.1 VALUATION OF ASSETS. The value of the Reorganizing Fund's assets to be acquired by the Surviving Fund hereunder shall be the value of such assets at the closing on the Closing Date, after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Registrant's Declaration of Trust and the Surviving Fund's then current prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Board of Trustees (“Board”) of the Registrant).
2.2 VALUATION OF SHARES. The net asset value per share of each class of Surviving Fund Shares shall be the net asset value per share of such class of Surviving Fund Shares computed at the closing on the Closing Date, using the valuation procedures set forth in the Registrant's Declaration of Trust and the Surviving Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties (and approved by the Board).
2.3 SHARES TO BE ISSUED. The number of shares of each class of Surviving Fund Shares to be issued (including fractional shares, if any) in exchange for the Reorganizing Fund's assets to be acquired by the Surviving Fund pursuant to this Agreement shall be determined in accordance with paragraph 1.1.
2.4 DETERMINATION OF VALUE. All computations of value shall be made by State Street Bank and Trust Company, on behalf of the Surviving Fund and the Reorganizing Fund.
ARTICLE III
CLOSING AND CLOSING DATE
3.1 CLOSING DATE. The closing shall occur on or about August 10, 2018, or such other date(s) as the parties may agree to in writing (the “Closing Date”). All acts taking place at the closing shall be deemed to take place at 4:00 p.m. Eastern Time on the Closing Date unless otherwise provided herein. The closing shall be held at the offices of Federated Services Company, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779, or at such other time and/or place as the parties may agree.
3.2 CUSTODIAN'S CERTIFICATE. State Street Bank and Trust Company, as custodian for the Reorganizing Fund (the “Custodian”), shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Reorganizing Fund's portfolio securities, cash, and any other assets have been delivered in proper form to the Surviving Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Reorganizing Fund.
3.3 EFFECT OF SUSPENSION IN TRADING. In the event that on the scheduled Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Surviving Fund or the Reorganizing Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Surviving Fund or the Reorganizing Fund is impracticable, the Closing Date shall be postponed until the first Friday that is a business day after the day when trading is fully resumed and reporting is restored.

3.4 TRANSFER AGENT'S CERTIFICATE. State Street Bank and Trust Company, as transfer agent for the Reorganizing Fund as of the Closing Date, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Reorganizing Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Surviving Fund shall issue and deliver, or cause, State Street Bank and Trust Company, its transfer agent, to issue and deliver, a confirmation evidencing Surviving Fund Shares to be credited on the Closing Date to the Secretary of the Registrant or provide evidence satisfactory to the Reorganizing Fund that the Surviving Fund Shares have been credited to the Reorganizing Fund's account on the books of the Surviving Fund. At the Closing, each party shall deliver to the other such bills of sale, assignments, checks, certificates, opinions, receipts and other instruments or documents, if any, as such other party or its counsel may reasonably request.
ARTICLE IV
REPRESENTATIONS AND WARRANTIES
4.1 REPRESENTATIONS OF THE REORGANIZING FUND. The Registrant, on behalf of the Reorganizing Fund, represents and warrants to the Surviving Fund as follows:
a) The Reorganizing Fund is a legally designated, separate series of a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.
b) The Registrant is registered as an open-end management investment company under the 1940 Act, the Registrant's registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act is in full force and effect, and the Reorganizing Fund's shares are registered under the Securities Act of 1933, as amended (“1993 Act”), and such registration has not been revoked or rescinded and is in full force and effect.
c) The current prospectus and statement of additional information of the Reorganizing Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act, and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
d) The Reorganizing Fund is not in violation of, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result in the violation of, any provision of the Registrant's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Reorganizing Fund is a party or by which the Reorganizing Fund is bound.
e) The Reorganizing Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date, except for liabilities, if any, to be discharged as provided in paragraph 1.3 hereof. All contracts of the Reorganizing Fund will be terminated with respect to the Reorganizing Fund as of the Closing Date (including any such contracts with affiliated persons of the Reorganizing Fund).
f) Except as otherwise disclosed in writing to and accepted by the Surviving Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Reorganizing Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect the Reorganizing Fund's financial condition, the conduct of its business, or the ability of the Reorganizing Fund to carry out the transactions contemplated by this Agreement. The Reorganizing Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.
g) The audited financial statements of the Reorganizing Fund as of December 31, 2017, and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Surviving Fund) fairly reflect the financial condition of the Reorganizing Fund as of such date, and there are no known contingent liabilities of the Reorganizing Fund as of such date that are not disclosed in such statements.
h) Since the date of the financial statements referred to in sub-paragraph (g) above, there have been no material adverse changes in the Reorganizing Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Reorganizing Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Surviving Fund. For the purposes of this sub-paragraph (h), a decline in the net asset value of the Reorganizing Fund shall not constitute a material adverse change.

i) As of the date hereof, except as previously disclosed to the Surviving Fund in writing, and except as have been corrected as required by applicable law, and to the best of the Reorganizing Fund's knowledge, there have been no material miscalculations of the net asset value of the Reorganizing Fund or the net asset value per share of any class or series of shares during the twelve-month period preceding the date hereof and preceding the Closing Date, and all such calculations have been made in accordance with the applicable provisions of the 1940 Act.
j) The minute books and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement contain a true and complete record of all action taken at all meetings and by all written consents in lieu of meetings of the shareholders of the Reorganizing Fund and of the Reorganizing Fund, the Reorganizing Fund's Board and committees of the Reorganizing Fund's Board. The stock transfer ledgers and other similar records of the Reorganizing Fund as made available to the Surviving Fund prior to the execution of this Agreement, and as existing on the Closing Date, accurately reflect all record transfers prior to the execution of this Agreement, or the Closing Date, as applicable, in the Reorganizing Fund Shares.
k) The Reorganizing Fund has maintained, or caused to be maintained on its behalf, all books and records required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and rules thereunder.
l) All federal and other tax returns and reports of the Reorganizing Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Reorganizing Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
m) All issued and outstanding Reorganizing Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Reorganizing Fund. All of the issued and outstanding Reorganizing Fund Shares will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Reorganizing Fund's transfer agent as provided in paragraph 3.4. The Reorganizing Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Reorganizing Fund Shares, and has no outstanding securities convertible into any of the Reorganizing Fund Shares.
n) At the Closing Date, the Reorganizing Fund will have good and marketable title to the Reorganizing Fund's assets to be transferred to the Surviving Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances to which the Surviving Fund has received notice, and, upon delivery and payment for such assets, and the filing of any articles, certificates or other documents under the laws of the Commonwealth of Massachusetts, the Surviving Fund will acquire good and marketable title, subject to no restrictions on the full transfer of such assets, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the Surviving Fund.
o) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Reorganizing Fund. Subject to approval by the Reorganizing Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Reorganizing Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
p) The information to be furnished by the Reorganizing Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
q) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Registrant with respect to the Reorganizing Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
r) The Reorganizing Fund has qualified and elected to be treated as a “regulated investment company” under the Code (a “RIC”), as of and since its first taxable year; and qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon the Closing Date.

s) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), the 1940 Act or Massachusetts law for the execution of this Agreement by the Registrant, for itself and on behalf of the Reorganizing Fund, or the performance of the Agreement by the Registrant, for itself and on behalf of the Reorganizing Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Agreement and the transactions contemplated herein must be approved by the shareholders of the Reorganizing Fund as described in paragraph 5.2.
t) The Reorganizing Fund, and the Registrant with respect to the Reorganizing Fund, has compliance and is in compliance in all material respects with the investment policies and restrictions set forth in its registration statement currently in effect. The value of the net assets of the Reorganizing Fund has been determined and is being determined using portfolio valuation methods that comply in all material respects with the methods described in its registration statement and the requirements of the 1940 Act. There are no legal or governmental actions, investigations, inquiries, or proceedings pending or, to the knowledge of the Reorganizing Fund, threatened against the Reorganizing Fund, or the Registrant with respect to the Reorganizing Fund, that would question the right, power or capacity of (a) the Reorganizing Fund to conduct its business as conducted now or at any time in the past, or (b) the Registrant's ability to enter into this Agreement on behalf of the Reorganizing Fund or the Reorganizing Fund's ability to consummate the transactions contemplated by this Agreement.
4.2 REPRESENTATIONS OF THE SURVIVING FUND. The Registrant, on behalf of the Surviving Fund, represents and warrants to the Reorganizing Fund as follows:
a) The Surviving Fund is a legally designated, separate series of a business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.
b) 1940 Act, the Registrant's registration with the Commission as an investment company under the 1940 Act is in full force and effect, and the Surviving Fund's shares are registered under the 1933 Act and such registration has not been revoked or rescinded and is in full force and effect.
c) The current prospectus and statement of additional information of the Surviving Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder, and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make such statements therein, in light of the circumstances under which they were made, not misleading.
d) The Surviving Fund is not in violation of, and the execution, delivery and performance of this Agreement will not, result in a violation of, the Registrant's Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Surviving Fund is a party or by which it is bound.
e) Except as otherwise disclosed in writing to the Reorganizing Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Surviving Fund or any of its properties or assets. Any such litigation, if adversely determined, would not materially and adversely affect its financial condition, the conduct of its business or the ability of the Surviving Fund to carry out the transactions contemplated by this Agreement. The Surviving Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.
f) The audited financial statements of the Surviving Fund as of December 31, 2017 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Reorganizing Fund) fairly reflect the financial condition of the Surviving Fund as of such date, and there are no known contingent liabilities of the Surviving Fund as of such date that are not disclosed in such statements.
g) Since the date of the financial statements referred to in sub-paragraph (f) above, there have been no material adverse changes in the Surviving Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business), or any incurrence by the Surviving Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Reorganizing Fund. For the purposes of this sub-paragraph (g), a decline in the net asset value of the Surviving Fund shall not constitute a material adverse change.

h) All federal and other tax returns and reports of the Surviving Fund required by law to be filed have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Surviving Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.
i) All issued and outstanding Surviving Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Surviving Fund. The Surviving Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Surviving Fund Shares, and there are no outstanding securities convertible into any Surviving Fund Shares.
j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Fund. This Agreement constitutes a valid and binding obligation of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.
k) Surviving Fund Shares to be issued and delivered to the Reorganizing Fund for the account of the Reorganizing Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Surviving Fund Shares, and will be fully paid and non-assessable.
l) The information to be furnished by the Surviving Fund for use in no-action letters, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.
m) From the effective date of the Registration Statement (as defined in paragraph 5.7), through the time of the meeting of the Reorganizing Fund Shareholders and on the Closing Date, any written information furnished by the Surviving Fund Registrant with respect to the Surviving Fund for use in the Proxy Materials (as defined in paragraph 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.
n) The Surviving Fund has qualified and elected to be treated as a RIC under the Code as of and since its first taxable year; and qualifies and shall continue to qualify as a RIC under the Code for its current taxable year.
o) No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Massachusetts law for the execution of this Agreement by the Registrant, for itself and on behalf of the Surviving Fund, or the performance of the Agreement by the Registrant, for itself and on behalf of the Surviving Fund, except, in each case, for (i) the effectiveness of the Registration Statement, and the filing of any articles, certificates or other documents that may be required under Massachusetts law, (ii) such other consents, approvals, authorizations and filings as have been made or received, and (iii) such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.
p) The Surviving Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V
COVENANTS OF THE SURVIVING FUND AND THE REORGANIZING FUND
5.1 OPERATION IN ORDINARY COURSE. The Surviving Fund and the Reorganizing Fund will each operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions.
5.2 APPROVAL OF SHAREHOLDERS. The Registrant will call a special meeting of the Reorganizing Fund Shareholders to consider and act upon this Agreement and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.
5.3 INVESTMENT REPRESENTATION. The Reorganizing Fund covenants that the Surviving Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4 ADDITIONAL INFORMATION. The Reorganizing Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requests concerning the beneficial ownership of the Reorganizing Fund's shares.
5.5 FURTHER ACTION. Subject to the provisions of this Agreement, the Surviving Fund and the Reorganizing Fund will each take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.
5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty days after the Closing Date, the Reorganizing Fund shall furnish the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Reorganizing Fund for federal income tax purposes that will be carried over by the Surviving Fund as a result of Section 381 of the Code, and which will be certified by the Registrant's Treasurer.
5.7 PREPARATION OF REGISTRATION STATEMENT AND SCHEDULE 14A PROXY STATEMENT. The Surviving Fund Registrant will prepare and file with the Commission a registration statement on Form N-14 relating to the Surviving Fund Shares to be issued to shareholders of the Reorganizing Fund (the “Registration Statement”). The Registration Statement on Form N-14 shall include a proxy statement and a prospectus of the Surviving Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the registration statement on Form N-14 (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Reorganizing Fund's Shareholders to consider the approval of this Agreement and the transactions contemplated herein.
5.8 PRE-CLOSING DIVIDEND. On or before the Closing Date, the Reorganizing Fund shall have declared and paid to its shareholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing all of the Reorganizing Fund's investment company taxable income (computed without regard to any deduction for dividends paid), if any, plus the excess, if any, of its interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods or years ending on or before the Closing Date, and all of its net capital gains realized (after reduction for any capital loss carry forward), if any, in all taxable periods or years ending on or before the Closing Date.
ARTICLE VI
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE REORGANIZING FUND
The obligations of the Reorganizing Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Surviving Fund of all the obligations to be performed by the Surviving Fund pursuant to this Agreement on or before the Closing Date, and, in addition, subject to the following conditions:
All representations, covenants, and warranties of the Surviving Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Surviving Fund shall have delivered to the Reorganizing Fund a certificate executed in the Surviving Fund's name by the Registrant's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Reorganizing Fund and dated as of the Closing Date, to such effect and as to such other matters as the Reorganizing Fund shall reasonably request.
ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND
The obligations of the Surviving Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Reorganizing Fund of all the obligations to be performed by the Reorganizing Fund pursuant to this Agreement, on or before the Closing Date and, in addition, shall be subject to the following conditions:
Any comments from the Commission's staff on or in connection with the preliminary or final Registration Statement filed with the Commission shall have been resolved to the satisfaction of the Surviving Fund and its investment advisers, Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania, and such Registration Statement shall have been declared effective and delivered to the Reorganizing Fund shareholders as of the record date set forth therein.

All representations, covenants, and warranties of the Reorganizing Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Reorganizing Fund shall have delivered to the Surviving Fund on such Closing Date a certificate executed in the Reorganizing Fund's name by the Registrant's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Surviving Fund and dated as of such Closing Date, to such effect and as to such other matters as the Surviving Fund shall reasonably request.
The Reorganizing Fund shall have delivered to the Surviving Fund a statement of the Reorganizing Fund's assets and liabilities, together with a list of the Reorganizing Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Registrant.
ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE
SURVIVING FUND AND REORGANIZING FUND
If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Reorganizing Fund or the Surviving Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:
8.1 This Agreement and the transactions contemplated herein, with respect to the Reorganizing Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Reorganizing Fund in accordance with applicable law and the provisions of the Registrant's Declaration of Trust and By-Laws. Certified copies of the resolutions evidencing such approval shall have been delivered to the Surviving Fund. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.1.
8.2 On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.
8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of State securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Surviving Fund or the Reorganizing Fund, provided that either party hereto may waive any such conditions for itself.
8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding relating to the Registration Statement shall have been instituted or be pending, threatened or contemplated under the 1933 Act.
8.5 The parties shall have received an opinion of K&L Gates LLP substantially to the effect that for federal income tax purposes:
a) The transfer of all or substantially all of the Reorganizing Fund's assets to the Surviving Fund solely in exchange for Surviving Fund Shares (followed by the distribution of Surviving Fund Shares to the Reorganizing Fund Shareholders in dissolution and liquidation of the Reorganizing Fund) will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Surviving Fund and the Reorganizing Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code.
b) No gain or loss will be recognized by the Surviving Fund upon the receipt of the assets of the Reorganizing Fund solely in exchange for Surviving Fund Shares.
c) No gain or loss will be recognized by the Reorganizing Fund upon the transfer of the Reorganizing Fund's assets to the Surviving Fund solely in exchange for Surviving Fund Shares or upon the distribution (whether actual or constructive) of Surviving Fund Shares to Reorganizing Fund Shareholders in exchange for their Reorganizing Fund Shares.
d) No gain or loss will be recognized by any Reorganizing Fund Shareholder upon the exchange of its Reorganizing Fund Shares for Surviving Fund Shares.

e) The aggregate tax basis of the Surviving Fund Shares received by each Reorganizing Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Reorganizing Fund Shares held by such Reorganizing Fund Shareholder immediately prior to the Reorganization. The holding period of Surviving Fund Shares received by each Reorganizing Fund Shareholder will include the period during which the Reorganizing Fund Shares exchanged therefor were held by such shareholder, provided the Reorganizing Fund Shares are held as capital assets at the time of the Reorganization.
f) The tax basis of the Reorganizing Fund's assets acquired by the Surviving Fund will be the same as the tax basis of such assets to the Reorganizing Fund immediately prior to the Reorganization. The holding period of the assets of the Reorganizing Fund in the hands of the Surviving Fund will include the period during which those assets were held by the Reorganizing Fund.
Such opinion shall be based on customary assumptions and such representations as K&L Gates LLP may reasonably request, and the Reorganizing Fund and Surviving Fund will cooperate to make and certify the accuracy of such representations. The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on the Surviving Fund, the Reorganizing Fund or any Reorganizing Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting. Notwithstanding anything herein to the contrary, neither the Surviving Fund nor the Reorganizing Fund may waive the conditions set forth in this paragraph 8.5.
In addition, the parties shall have received an opinion of K&L Gates LLP substantially to the effect, assuming the variable contracts and the insurance companies issuing them are properly structured under the insurance company provisions of the Code, the Reorganization will not be a taxable event for contract owners whose contract values are determined by investment in shares of the Reorganizing Fund. For purposes of rendering this opinion, K&L Gates may rely exclusively and without independent verification, as to factual matters, on the statements made in the Agreement, the Registration Statement and on such other written representations verified as of the Closing Date.
ARTICLE IX
EXPENSES
The Reorganizing Fund and the Surviving Fund will not bear any expenses associated with their participation in the Reorganization, except as contemplated in this Article IX. The Reorganizing Fund will pay the following direct proxy expenses relating to its participation in the Reorganization: (a) cost of processing, printing and mailing the Proxy Materials as well as the cost associated with printing and mailing of prospectus supplements, as applicable, and (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting of shareholders. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, the Reorganizing Fund may incur transaction expenses associated with the sale and purchase of portfolio securities. Federated Global Investment Management Corp., Federated Investment Management Company and Federated Equity Management Company of Pennsylvania or their affiliates will pay all remaining direct and indirect expenses associated with the Reorganizing Fund's and Surviving Fund's participation in the Reorganization. Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.
ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES
10.1 The Registrant, on behalf of the Surviving Fund and the Reorganizing Fund, agrees that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.
10.2 Except as specified in the next sentence set forth in this paragraph 10.2, the representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement, shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing Date shall continue in effect beyond the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION
This Agreement may be terminated by the Registrant on or before the Closing Date. In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of any of the Surviving Fund, the Reorganizing Fund or the Registrant, or its Trustees or officers.
ARTICLE XII
AMENDMENTS
This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Reorganizing Fund Registrant, on behalf of the Reorganizing Fund, and the Surviving Fund Registrant, on behalf of the Surviving Fund, and as specifically authorized by the Board; provided, however, that following the meeting of the Reorganizing Fund Shareholders called by the Reorganizing Fund pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Surviving Fund Shares to be issued to the Reorganizing Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.
ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
LIMITATION OF LIABILITY
The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.
This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.
This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, trust, or entities other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.
It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Registrant personally, but shall bind only the property of the Funds, as provided in the Declaration of Trust of the Registrant. The execution and delivery of this Agreement have been authorized by the Trustees of the Registrant on behalf of the Funds and signed by authorized officers of the Registrant, acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Funds as provided in the Declaration of Trust of the Registrant.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.
FEDERATED INSURANCE SERIES
on behalf of its portfolio,
Federated Managed Volatility Fund II
By: /s/ ____________________
Name: Peter J. Germain
Title: Secretary
FEDERATED INSURANCE SERIES
on behalf of its portfolio,
Federated Managed Tail Risk Fund II
By: /s/ _________________
Name: Peter J. Germain
Title: Secretary

ANNEX B - FINANCIAL HIGHLIGHTS OF THE REORGANIZING FUNDS
Federated Managed Tail Risk Fund II
Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$4.81	$5.11	$5.55	$7.06	$6.25
Income From Investment Operations:
Net investment income	0.08[1]	0.08[1]	0.08	0.08[1]	0.11[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	0.44	(0.29)	(0.42)	(0.13)	0.91
TOTAL FROM INVESTMENT OPERATIONS	0.52	(0.21)	(0.34)	(0.05)	1.02
Less Distributions:
Distributions from net investment income	(0.08)	(0.09)	(0.09)	(0.12)	(0.07)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	—	—	(0.01)	(1.34)	(0.14)
TOTAL DISTRIBUTIONS	(0.08)	(0.09)	(0.10)	(1.46)	(0.21)
Net Asset Value, End of Period	$5.25	$4.81	$5.11	$5.55	$7.06
Total Return[2]	10.95%	(4.20)%	(6.29)%	(0.97)%	16.45%
Ratios to Average Net Assets:
Net expenses	0.30%	0.28%	0.28%	0.30%	0.50%
Net investment income	1.65%	1.57%	1.54%	1.41%	1.62%
Expense waiver/reimbursement[3]	0.67%	0.69%	0.67%	0.61%	0.53%
Supplemental Data:
Net assets, end of period (000 omitted)	$137,245	$133,556	$141,823	$153,165	$169,658
Portfolio turnover	18%	21%	49%	39%	137%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Federated Managed Tail Risk Fund II
Financial Highlights–Service Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$4.80	$5.10	$5.54	$7.07	$6.26
Income From Investment Operations:
Net investment income	0.07[1]	0.06[1]	0.07	0.08[1]	0.14[1]
Net realized and unrealized gain (loss) on investments, futures contracts, written options and foreign currency transactions	0.44	(0.29)	(0.42)	(0.16)	0.86
TOTAL FROM INVESTMENT OPERATIONS	0.51	(0.23)	(0.35)	(0.08)	1.00
Less Distributions:
Distributions from net investment income	(0.07)	(0.07)	(0.08)	(0.11)	(0.05)
Distributions from net realized gain on investments, futures contracts, written options and foreign currency transactions	—	—	(0.01)	(1.34)	(0.14)
TOTAL DISTRIBUTIONS	(0.07)	(0.07)	(0.09)	(1.45)	(0.19)
Net Asset Value, End of Period	$5.24	$4.80	$5.10	$5.54	$7.07
Total Return[2]	10.67%	(4.48)%	(6.43)%	(1.33)%	16.11%
Ratios to Average Net Assets:
Net expenses	0.54%	0.53%	0.53%	0.54%	0.75%
Net investment income	1.36%	1.32%	1.29%	1.46%	2.01%
Expense waiver/reimbursement[3]	0.67%	0.69%	0.67%	0.63%	0.54%
Supplemental Data:
Net assets, end of period (000 omitted)	$57,094	$63,317	$69,876	$67,434	$10,101
Portfolio turnover	18%	21%	49%	39%	137%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Federated Managed Volatility Fund II
Financial Highlights–Primary Shares
(For a Share Outstanding Throughout Each Period)
Year Ended December 31	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$9.52	$9.29	$10.54	$11.30	$9.56
Income From Investment Operations:
Net investment income[1]	0.29	0.34	0.44	0.54	0.50
Net realized and unrealized gain (loss) on investments, futures contracts, written options, swap contracts and foreign currency transactions	1.39	0.34	(1.20)	(0.12)	1.54
TOTAL FROM INVESTMENT OPERATIONS	1.68	0.68	(0.76)	0.42	2.04
Less Distributions:
Distributions from net investment income	(0.40)	(0.45)	(0.44)	(0.38)	(0.30)
Distributions from net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	—	—	(0.05)	(0.80)	—
TOTAL DISTRIBUTIONS	(0.40)	(0.45)	(0.49)	(1.18)	(0.30)
Net Asset Value, End of Period	$10.80	$9.52	$9.29	$10.54	$11.30
Total Return[2]	18.11%	7.69%	(7.64)%	4.01%	21.74%
Ratios to Average Net Assets:
Net expenses	0.83%	0.79%[3]	0.75%[3]	0.76%	0.82%
Net investment income	2.91%	3.72%	4.38%	4.99%	4.80%
Expense waiver/reimbursement[4]	0.09%	0.14%	0.16%	0.15%	0.16%
Supplemental Data:
Net assets, end of period (000 omitted)	$621,804	$563,745	$631,701	$652,011	$451,067
Portfolio turnover	71%	90%	97%	54%	52%
Portfolio turnover (excluding purchases and sales from dollar-roll transactions)	71%	90%	97%	54%	52%
1	Per share numbers have been calculated using the average shares method.
2	Based on net asset value. Total returns do not reflect any additional fees or expenses that may be imposed by separate accounts of insurance companies or in connection with any variable annuity or variable life insurance contract.
3	The net expense ratio is calculated without reduction for expense offset arrangements. The net expense ratios are 0.79% and 0.75% for the years ended December 31, 2016 and 2015, respectively, after taking into account these expense reductions.
4	This expense decrease is reflected in both the net expense and the net investment income ratios shown above.

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
CUSIP 313916835
CUSIP 313916819
Q454192 (6/18)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.
STATEMENT OF ADDITIONAL INFORMATION
June 19, 2018
ACQUISITION OF THE ASSETS OF
FEDERATED MANAGED TAIL RISK FUND II
A Portfolio of Federated Insurance Series
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
BY AND IN EXCHANGE FOR SHARES OF
FEDERATED MANAGED VOLATILITY FUND II
A Portfolio of Federated Insurance Series
Federated Investors Funds
4000 Ericsson Drive
Warrendale, Pennsylvania 15086-7561
Telephone No: 1-800-341-7400
This Statement of Additional Information dated June 19, 2018, is not a Prospectus. A Prospectus/Proxy Statement dated June 19, 2018, related to the above-referenced matter may be obtained from Federated Managed Volatility Fund II and/or Federated Managed Tail Risk Fund II, by writing or calling Federated Managed Volatility Fund II and/or Federated Managed Tail Risk Fund II, at the address and telephone numbers shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

1.	Statement of Additional Information of Federated Managed Tail Risk Fund II, dated April 30, 2018.
2.	Statement of Additional Information of Federated Managed Volatility Fund II, dated April 30, 2018.
3.	Audited Financial Statements of Federated Managed Tail Risk Fund II, dated December 31, 2017.
4.	Audited Financial Statements of Federated Managed Volatility Fund II, dated December 31, 2017.
1

INFORMATION INCORPORATED BY REFERENCE
The Statement of Additional Information of Federated Managed Tail Risk Fund II dated April 30, 2018, is incorporated by reference to Post-Effective Amendment No. 82 to its Registration Statement on Form N-1A (File Nos. 811-8042 and 33-69268), which was filed with the Securities and Exchange Commission (“SEC”) on April 24, 2018. A copy may be obtained from Federated Managed Tail Risk Fund II at 1-800-341-7400.
The Statement of Additional Information of Federated Managed Volatility Fund II dated April 30, 2018, is incorporated by reference to Post-Effective Amendment No. 82 to its Registration Statement on Form N-1A (File Nos. 811-8042 and 33-69268), which was filed with the SEC on April 24, 2018. A copy may be obtained from Federated Managed Volatility Fund II at 1-800-341-7400.
The audited financial statements of Federated Managed Tail Risk Fund II, dated December 31, 2017, are included in the Annual Report to shareholders of Federated Managed Tail Risk Fund II, which is incorporated by reference to filings with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on February 26, 2018.
The audited financial statements of Federated Managed Volatility Fund II, dated December 31, 2017, are included in the Annual Report to shareholders of Federated Managed Volatility Fund II, which is incorporated by reference to filings with the SEC pursuant to Section 30(b) of the Investment Company Act of 1940, as amended, on February 26, 2018.
PRO FORMA FINANCIAL INFORMATION
Federated Managed Tail Risk Fund II into Federated Managed Volatility Fund II
Federated Managed Tail Risk Fund II (IFMTR) and Federated Managed Volatility Fund II (IFMVF) (the “Fund” or collectively, the “Funds”), each a portfolio of Federated Insurance Series, are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies. The Funds are advised by Federated Global Investment Management Corp., Federated Equity Management Company of Pennsylvania and Federated Investment Management Company (each a “Co-Adviser” and together the “Co-Advisers”).
The unaudited Pro Forma information provided herein should be read in conjunction with the historical financial statements of each Fund's Annual Report for the fiscal year ended December 31, 2017, which are on file with the SEC and are available at no charge. The Funds follow generally accepted accounting principles (GAAP) in the United States of America applicable to management investment companies which are disclosed in the historical financial statements.
Narrative Description of the Pro Forma Effects of the Reorganization
The unaudited pro forma information set forth below for the twelve months ended December 31, 2017, is intended to present ratios and supplemental data as if the Reorganization of IFMTR into IFMVF had been consummated on January 1, 2017. The Reorganization is intended to consolidate IFMTR with a larger fund with a better performance history, the same net expenses and the ability to provide participation in up markets. As fixed costs are spread across the larger asset base of a combined fund with a greater potential for asset growth, overall gross shareholder expenses may be reduced in the future.
IFMVF currently offers two classes of shares: Primary Shares and Service Shares. Effective April 26, 2018, IFMVF began offering Service Shares and its previously undesignated shares were designated as Primary Shares. IFMTR currently offers two classes of shares: Primary Shares and Service Shares. The Reorganization provides for the proposed exchange of assets of Primary Shares and Service Shares of IFMTR for Primary Shares and Service Shares of IFMVF, respectively. Under GAAP, IFMVF will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The Reorganization is expected to be tax-free for U.S. federal income tax purposes. No gain or loss will be recognized by IFMTR or its shareholders as a result of the merger.
The Funds will not bear any expenses associated with their participation in the Reorganization, except as contemplated in Article IX of the Agreement and Plan of Reorganization. IFMTR will pay the following direct proxy expenses relating to its participation in the Reorganization: (a) cost of processing, printing and mailing the proxy materials as well as the cost associated with printing and mailing of prospectus supplements, as applicable, and (b) the cost of soliciting and tabulating the vote of its shareholders in connection with the special meeting of shareholders. In addition, to the extent that any transition of portfolio securities is required in connection with the Reorganization, IFMTR may incur transaction expenses associated with the sale and purchase of portfolio securities. The Co-Advisers or their affiliates will pay all remaining direct and indirect expenses associated with the Funds' participation in the Reorganization. Such other expenses include, without limitation: (a) expenses associated with the preparation and filing of the proxy materials; (b) accounting fees; (c) legal fees; and (d) other related administrative or operational costs.
It is anticipated that no significant accounting policies will change as a result of the Reorganization, specifically policies regarding securities valuation or compliance with Subchapter M of the Internal Revenue Code (the “Code”).
2

Portfolio Valuation
In calculating its net asset value (NAV), each Fund generally values investments as follows:
■	Equity securities listed on an exchange or traded through a regulated market system are valued at their last reported sale price or official closing price in their principal exchange or market.
■	Fixed-income securities are fair valued using price evaluations provided by a pricing service approved by the Funds' Board of Trustees (the “Trustees”).
■	Derivative contracts listed on exchanges are valued at their reported settlement or closing price, except that options are valued at the mean of closing bid and asked quotations.
■	Over-the-counter (OTC) derivative contracts are fair valued using price evaluations provided by a pricing service approved by the Trustees.
■	Shares of other mutual funds or non-exchange-traded investment companies are valued based upon their reported NAVs.
■	For securities that are fair valued in accordance with procedures established by and under the general supervision of the Trustees, certain factors may be considered such as: the last traded or purchase price of the security, information obtained by contacting the issuer or dealers, analysis of the issuer's financial statements or other available documents, fundamental analytical data, the nature and duration of restrictions on disposition, the movement of the market in which the security is normally traded, public trading in similar securities or derivative contracts of the issuer or comparable issuers, movement of a relevant index, or other factors including but not limited to industry changes and relevant government actions.
If any price, quotation, price evaluation or other pricing source is not readily available when the NAV is calculated, or if the Fund cannot obtain price evaluations from a pricing service or from more than one dealer for an investment within a reasonable period of time as set forth in the Fund's valuation policies and procedures, the Fund uses the fair value of the investment determined in accordance with the procedures described below. There can be no assurance that the Fund could obtain the fair value assigned to an investment if it sold the investment at approximately the time at which the Fund determines its NAV per share.
Fair Valuation and Significant Events Procedures
The Trustees have ultimate responsibility for determining the fair value of investments for which market quotations are not readily available. The Trustees have appointed a valuation committee (“Valuation Committee”) comprised of officers of the Fund, the Co-Advisers and certain of the Co-Adviser's affiliated companies to assist in determining fair value and in overseeing the calculation of the NAV. The Trustees have also authorized the use of pricing services recommended by the Valuation Committee to provide fair value evaluations of the current value of certain investments for purposes of calculating the NAV. The Valuation Committee employs various methods for reviewing third-party pricing-service evaluations including periodic reviews of third-party pricing services' policies, procedures and valuation methods (including key inputs, methods, models and assumptions), transactional back-testing, comparisons of evaluations of different pricing services and review of price challenges by the Co-Advisers based on recent market activity. In the event that market quotations and price evaluations are not available for an investment, the Valuation Committee determines the fair value of the investment in accordance with procedures adopted by the Trustees. The Trustees periodically review and approve the fair valuations made by the Valuation Committee and any changes made to the procedures.
Factors considered by pricing services in evaluating an investment include the yields or prices of investments of comparable quality, coupon, maturity, call rights and other potential prepayments, terms and type, reported transactions, indications as to values from dealers and general market conditions. Some pricing services provide a single price evaluation reflecting the bid-side of the market for an investment (a “bid” evaluation). Other pricing services offer both bid evaluations and price evaluations indicative of a price between the prices bid and asked for the investment (a “mid” evaluation). The Funds normally use bid evaluations for any U.S. Treasury and Agency securities, mortgage-backed securities and municipal securities. The Funds normally use mid evaluations for any other types of fixed-income securities and any OTC derivative contracts. In the event that market quotations and price evaluations are not available for an investment, the fair value of the investment is determined in accordance with procedures adopted by the Trustees.
The Trustees also have adopted procedures requiring an investment to be priced at its fair value whenever the Co-Advisers determine that a significant event affecting the value of the investment has occurred between the time as of which the price of the investment would otherwise be determined and the time as of which the NAV is computed. An event is considered significant if there is both an affirmative expectation that the investment's value will change in response to the event and a reasonable basis for quantifying the resulting change in value. Examples of significant events that may occur after the close of the principal market on which a security is traded, or after the time of a price evaluation provided by a pricing service or a dealer, include:
■	With respect to securities traded principally in foreign markets, significant trends in U.S. equity markets or in the trading of foreign securities index futures contracts;
3

■	Political or other developments affecting the economy or markets in which an issuer conducts its operations or its securities are traded;
■	Announcements concerning matters such as acquisitions, recapitalizations, litigation developments, or a natural disaster affecting the issuer's operations or regulatory changes or market developments affecting the issuer's industry.
The Trustees have adopted procedures whereby the Valuation Committee uses a pricing service to determine the fair value of equity securities traded principally in foreign markets when the Co-Advisers determine that there has been a significant trend in the U.S. equity markets or in index futures trading. For other significant events, the Funds may seek to obtain more current quotations or price evaluations from alternative pricing sources. If a reliable alternative pricing source is not available, the Funds will determine the fair value of the investment in accordance with the fair valuation procedures approved by the Trustees. The Trustees have ultimate responsibility for any fair valuations made in response to a significant event.
Pro Forma Adjustments
As of December 31, 2017, IFMTR's net assets amounted to approximately $194 million and IFMVF's net assets amounted to approximately $622 million. The expected net assets of the combined fund, had the Reorganization been consummated on January 1, 2017, the beginning of the IFMVF's fiscal year, are approximately $816 million.
At December 31, 2017, IFMTR and IFMVF each paid investment advisory fees computed at the annual rate of 0.75% as a percentage of average daily net assets.
On a pro forma basis, for the twelve months ended December 31, 2017, the proposed Reorganization of IFMVF and IFMTR would have resulted in a decrease in gross operating expenses of approximately $110,000, the most significant of which is a decrease of approximately $40,000 in portfolio accounting fees due to the combining of two portfolios into one, as the base contract fee is per fund. Likewise, reductions of approximately $30,000 in audit fees and $23,000 in printing and postage result from the combination. On a proforma basis, the combined pro forma fund expenses would be reduced by fee waivers and expense reimbursements in order to maintain voluntary expense caps. With respect to IFMVF, the Co-Advisers and certain of their affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. As defined in the most recent prospectus, total annual fund operating expenses (as shown in the financial highlights, excluding interest expense, extraordinary expenses, and proxy-related expenses paid by the Fund, if any) paid by the Fund's Primary Shares and Service Shares (after the voluntary waivers and/or reimbursements) will not exceed 0.93% and 1.18% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) May 1, 2019; or (b) the date of the Fund's next effective Prospectus. While the Co-Advisers and their applicable affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees. If the Reorganization is approved, the Termination Date will be extended to up to, but not including the later of (a) June 1, 2019; or (b) the date of IFMVF's next effective prospectus.
Tax Status
Each Fund has elected to be taxed as a “regulated investment company” under the Code. After the acquisition, IFMVF intends to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the Subchapter M provision of the Code and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal income tax is necessary. In addition, IFMTR will make any required income or capital gain distributions prior to consummation of the Reorganization, in accordance with provisions of the Code relating to tax-free reorganizations of investment companies.
The cost of investments for the Funds is not significantly different for both financial accounting and federal income tax purposes. Differences are primarily the result of wash sales and discount accretion/premium amortization on debt securities.
Capital Loss Carryforwards
As of December 31, 2017, IFMTR and IFMVF had capital loss carryforwards available to offset future net realized capital gains of $15,345,861 and $5,604,437, respectively.
4

FEDERATED MANAGED TAIL RISK FUND II
FEDERATED MANAGED VOLATILITY FUND II
Investment Co-Advisers
Federated Investment Management Company
Federated Equity Management Company of Pennsylvania
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 1522-3779
Federated Global Investment Management Corp.
101 Park Avenue, 41st Floor,
New York, NY 10178
Distributor
Federated Securities Corp.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
Administrator
Federated Administrative Services
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
5

Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Q454193 (6/18)
Federated Securities Corp., Distributor
Federated is a registered trademark of Federated Investors, Inc.
2018 ©Federated Investors, Inc.

Item 16. Exhibits

(1)
	1.1	Conformed copy of Amended and Restated Declaration of Trust of Registrant	33
	1.2	Conformed copy of amendment #23 of Declaration of Trust of Registrant	36
	1.3	Form of amendment #24 of Declaration of Trust of Registrant	37
	1.4	Conformed copy of Amendment #25 of Declaration of Trust of Registrant	39
	1.5	Conformed copy of Amendment #26 of Declaration of Trust of Registrant	41
	1.6	Conformed copy of Amendment # 27 of Declaration of Trust of Registrant	45
	1.7	Conformed copy of Amendment # 28 of Declaration of Trust of Registrant	47
	1.8	Conformed copy of Amendment # 29 of Declaration of Trust of Registrant	50

(2)
	2.1	Copy of By-Laws
	2.2	Amendment Nos. 1, 2 and 3	19
	2.3	Amendment Nos. 4 and 5	30
	2.4	Amendment Nos. 6, 7 and 8	33
	2.5	Amendment No. 9	45

(3)	Not Applicable

(4)	Form of Agreement and Plan of Reorganization are filed herein as Annex A to the Prospectus/Proxy Statement	+

(5)
	5.1	Copy of Specimen Certificate of Shares of Beneficial Interest of Federated American Leaders Fund II; Federated Utility Fund II; Federated Fund for U.S. Government Securities II; Federated High Income Bond Fund II; Federated Prime Money Fund II; Federated Growth Strategies Fund II; and Federated Equity Income Fund II	15
	5.2	Copy of Specimen Certificate of Shares of Beneficial Interest of Federated International Equity Fund II As of September 1, 1997, Federated Securities Corp. stopped issuing share certificates.	4

(6)
	6.1	Conformed copy of Investment Advisory Contract between the Registrant and Federated Advisers with conformed copies of Exhibits A,B,C,D,and E	3
	6.2	Conformed copy of Exhibit F to Investment Advisory Contract	6
	6.3	Conformed copy of Exhibit G to Investment Advisory Contract	10
	6.4	Conformed copy of Exhibit H to Investment Advisory Contract	12
	6.5	Conformed copy of Exhibit I to Investment Advisory Contract	20
	6.6	Conformed copy of Exhibits J and K to Investment Advisory Contract	22
	6.7	Conformed copy of Exhibit L to Investment Advisory Contract	24
	6.8	Conformed copy of Amendment to the Investment Advisory Contract	25
	6.9	Conformed copy of Investment Advisory Contract between the Registrant and Federated Global Research Corp. with respect to Federated International Equity Fund II with a conformed copy of Exhibit A attached	10
	6.10	Conformed copy of Exhibit B to Investment Advisory Contract	26
	6.11	Conformed copy of Sub-Advisory Agreement between Federated Advisers and Federated Global Research Corp. with respect to Federated Utility Fund II	17
	6.12	Conformed copy of Exhibit A to Sub-Advisory Contract	10
	6.12	Conformed copy of Sub-Advisory Agreement between Federated Investment Management Company and Federated Global Investment Management Corp. with respect to Federated Strategic Income Fund II	22
	6.14	Conformed copy of Exhibit A to Sub-Advisory Contract	10
	6.15	Conformed copy of Exhibit M to the Investment Advisory Contract	27
	6.16	Conformed copy of Sub-Advisory Agreement between Federated Investment Management Company and Federated Global Investment Management Corp. with respect to Federated Kaufmann Fund II	27
	6.17	Conformed copy of Exhibit A to the Sub-Advisory Contract	27
	6.18	Conformed copy of Assignment of Advisory Contract and Sub-Advisory Contract	30
	6.19	Conformed copy of new Sub-Advisory Contract with respect to Federated Capital Income Fund II	30
	6.20	Conformed copy of new Advisory Contract between Federated Equity Management Company of Pennsylvania and Registrant	33
	6.21	Conformed copy of Exhibit B to the Sub-Advisory Agreement	33
	6.22	Conformed copy of Assignment of Advisory Contract to Federated Global Investment Management Corp.	37
	6.23	Conformed copy of Exhibit C to Advisory Contract for Federated Clover Value Fund II	37
	6.24	Conformed copy of Amendment 1 to Exhibit A of Advisory Contract for Federated Managed Tail Risk Fund II.	44
	6.25	Conformed copy of Co-Advisory Contract for Federated Managed Volatility Fund II and Federated Managed Tail Risk Fund II.	45
	6.26	Conformed copy of Amendment 1 to Exhibit F of the Advisory Contract for Federated Kaufmann Fund II	45
	6.27	Conformed copy of Amendment 1 to Exhibit A of the Sub-Advisory Agreement for Federated Kaufmann Fund II	47

(7)
	7.1	Conformed copy of Distributor’s Contract of the Registrant with conformed copies of Exhibits A,B,C and D attached	3
	7.2	Conformed copy of Exhibits E,F,L and M to Distributor’s Contract	23
	7.3	Conformed copy of Exhibit G to Distributor’s Contract	10
	7.4	Conformed copy of Exhibit H to Distributor’s Contract	12
	7.5	Conformed copy of Exhibit I to Distributor’s Contract	20
	7.6	Conformed copy of Exhibit J and K to Distributor’s Contract	22
	7.7	Conformed copy of Exhibit N to Distributor’s Contract	24
	7.8	Conformed copy of Amendment to the Distributor’s Contract	25
	7.9	Conformed copy of Exhibit O to Distributor’s Contract	27
	7.10	The Registrant hereby incorporates the conformed copy of the specimen Mutual Funds Sales and Service Agreement; Mutual Funds Service Agreement; and Plan Trustee/Mutual Funds Service Agreement from Item 24(b)(6) of the Cash Trust Series II Registration Statement on Form N-1A, filed with the Commission on July 24, 1995. (File Nos. 33-38550 and 811-6269).
	7.11	Conformed copy of Exhibit P to Distributor’s Contract	30
	7.12	Conformed copy of Exhibit Q to Distributor’s Contract	33
	7.13	Conformed copy of Exhibit N to Distributor’s Contract as revised on February 15, 2013.	42
	7.14	Conformed copy of Amendment to Distributor’s Contract dated June 1, 2013	44
	7.15	Conformed copy of Exhibit R to the Distributor’s Contract	48
	7.16	Conformed copy of Exhibit S to the Distributor’s contract.	50

(8)	Not applicable

(9)
	9.1	Conformed copy of Custodian Contract	7
	9.2	Conformed copy of Domestic Custody Fee Schedule	17
	9.3	Conformed copy of Amendment to the Custodian Contract of the Registrant	35
	9.4	Conformed copy of Amendment to the Custody Agreement of the Registrant	40
	9.5	Copy of Revised Exhibit 1 (revised as of February 15, 2013) to the Custodian Contract	42

(10)
	10.1	Conformed copy of Distribution Plan of the Registrant	31
	10.2	Conformed copy of Exhibit D to the Distribution Plan	33
	10.3	Conformed copy of Exhibit A and Exhibit B (as revised on February 15, 2013) to the Distribution Plan	42
	10.4	Conformed copy of Exhibit E to the Distribution Plan	47

(11)	Conformed Copy of Opinion and Consent of Counsel Regarding the Legality of Shares being Issued.	+

(12)	Form of Opinion regarding Tax Consequences of the Reorganization.	+

(13)
1	Conformed copy of Amended and Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services, and Custody Services Procurement;	19
2	The Registrant hereby incorporates the conformed copy of Amendment No. 2 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
3	The Registrant hereby incorporates the conformed copy of Amendment No. 3 to the Amended & Restated Agreement for Fund Accounting Services, Administrative Services, Transfer Agency Services and Custody Services Procurement from Item 23 (h)(v) of the Federated U.S. Government Securities: 2-5 Years Registration Statement on Form N-1A, filed with the Commission on March 30, 2004. (File Nos. 2-75769 and 811-3387);
4	Conformed copy of Amended and Restated Shareholder Services Agreement;	16
5	The Registrant hereby incorporates by reference the conformed copy of the Agreement for Administrative Services, with Exhibit 1 and Amendments 1 and 2 attached, between Federated Administrative Services and the Registrant from Item 23(h)(iv)of the Federated Total Return Series, Inc. Registration Statement on Form N-1A, filed with the Commission on November 29, 2004. (File Nos. 33-50773 and 811-7115);
6	The Registrant hereby incorporates the conformed copy of the Second Amended and Restated Services Agreement, with attached Schedule 1 revised 6/30/04, from Item 23(h)(vii) of th Cash Trust Series, Inc. Registration Statement filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)
7	The Registrant hereby incorporates the conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 6/30/04, from Item 23(h)(viii) of the Cash Trust Series, Inc. Registration Statement filed with the Commission on July 29, 2004. (File Nos. 33-29838 and 811-5843)
8	The Registrant hereby incorporates the conformed copy of Transfer Agency and Service Agreement between the Federated Funds and State Street Bank and Trust Company from Item 23 (h)(ix) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 28, 2005. (File Nos. 33-60411 and 811-07309)
9	The Registrant hereby incorporates by reference the conformed copy of Amendment No. 3 to the Agreement for Administrative Services between Federated Administrative Services Company and the Registrant dated June 1, 2005, form Item 23(h)(ii) of the Cash Trust Series, Inc. Registration Statement on Form N-1A, filed with the Commission on July 27, 2005. (File Nos. 33-29838 and 811-5843)
10	The Registrant hereby incorporates the Conformed copy of the Financial Administration and Accounting Services Agreement, with attached Exhibit A revised 3/1/06, from Item (h)(viii) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)
11	The Registrant hereby incorporates the Conformed copy of the Transfer Agency and Service Agreement between the Federated Funds listed on Schedule A revised 3/1/06, from Item (h)(ix) of the Federated Total Return Government Bond Fund Registration Statement on Form N-1A, filed with the Commission on April 26, 2006. (File Nos. 33-60411 and 811-07309)
12	Conformed copy of the Financial Administration and Accounting Services Agreement	40
13	Copy of Exhibit A (revised as of February 15, 2013) to the Financial Administration Accounting and Services Agreement	42
14	Copy of Schedule 1 (revised as of February 15, 2013) to the Second Amended and Restated Services Agreement	42
15	Copy of Exhibit 1 (revised as of February 15, 2013) to the Agreement for Administrative Services	42
16	Conformed Copy of Second Amended and Restated Administrative Services Agreement dated 9/1/2017	50

(14)
	14.1	Conformed copy of Consent of KPMG, LLP, Independent Registered Public Accounting Firm	+

(15)	Not applicable

(16)
	16.1	Conformed copy of Unanimous Consent of Trustees;	+
	16.2	Conformed copy of Power of Attorney of the Registrant	+

(17)	Form of Ballot	+

+	Exhibit is being filed electronically with registration statement; indicate by footnote

ALL RESPONSES ARE INCORPORATED BY REFERENCE TO A POST-EFFECTIVE AMENDMENT (PEA) OF THE REGISTRANT FILED ON FORM N-1A (FILE NOS. 33-69268 and 811-8042)
3	PEA No. 2 filed August 23, 1994
4	PEA No. 3 filed January 19, 1995
6	PEA No. 5 filed on April 3, 1995
7	PEA No. 6 filed on April 21, 1994
10	PEA No. 9 filed on February 16, 1996
12	PEA No. 12 filed on February 10, 1997
17	PEA No. 18 filed on April 22, 1998
19	PEA No. 20 filed on February 19, 1999
20	PEA No. 22 filed on April 20, 1999
22	PEA No. 25 filed on February 17, 2000
24	PEA No. 30 filed on April 23, 2001
25	PEA No. 30 filed on April 23, 2001
26	PEA No. 31 filed on February 28, 2002
27	PEA No. 36 filed on April 29, 2002
30	PEA No. 40 filed on February 20, 2004
31	PEA No. 41 filed on April 29, 2004

33	PEA No. 45 filed on April 28, 2006

36	PEA No. 50 filed on February 13,2009
37	PEA No. 52 filed on April 30, 2009

39	PEA No. 55 filed on April 23, 2010
40	PEA No. 56 filed on April 27, 2011
41	PEA No. 60 filed on April 25, 2012
42	PEA No. 64 filed on April 26, 2013

44	PEA No. 68 filed on April 28, 2014
45	PEA No. 70 filed on January 30, 2015

47	PEA No. 74 filed on January 29, 2016
48	PEA No. 76 filed on April 28, 2016

50	PEA No. 80 filed on April 24,2018

Item 17. Undertakings

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees to file by Post-Effective Amendment the opinion of counsel regarding the tax consequences of the proposed reorganization required by Item (16)(12) of Form N-14 prior to the closing date of the reorganization.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Federated Insurance Series, has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Pittsburgh and Commonwealth of Pennsylvania, on the 1st day of May 2018.

Federated Insurance Series
BY: /s/ George F. Magera George F. Magera, Assistant Secretary
Pursuant to the requirements of the Securities Act of 1933, this Amendment to its Registration Statement has been signed below by the following person in the capacity and on the date indicated:

NAME	TITLE	DATE
BY: /s/ George F. Magera George F. Magera, Assistant Secretary	Attorney In Fact For the Persons Listed Below	May 1, 2018
John B. Fisher*	President and (Principal Executive Officer)
J. Christopher Donahue*	Trustee
Thomas R. Donahue*	Trustee
Lori A. Hensler*	Treasurer (Principal Financial Officer/Principal Accounting Officer)
John T. Collins*	Trustee
G. Thomas Hough*	Trustee
Maureen Lally-Green*	Trustee
Charles F. Mansfield, Jr.*	Trustee
Thomas O’Neill*	Trustee
P. Jerome Richey*	Trustee
John S. Walsh*	Trustee
*By Power of Attorney